Securities Act File No. 333-_____
Investment Company Act File No. 811-_____

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 27, 2003

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/
Pre-Effective Amendment No. __	/ /
Post-Effective Amendment No. __	/ /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/
Amendment No.	/ /
(Check appropriate box or boxes)

ADVISORY HEDGED OPPORTUNITY FUND

(Exact name of Registrant as specified in charter)

___________

50590 AXP Financial Center

Minneapolis, Minnesota 55474

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: 612.671.7835

Lori Buck Brown American Express Financial Corporation 50590 AXP Financial Center Minneapolis, Minnesota 55474

(Name and address of agent for service)

Please send copies of all communications to:

Robert W. Helm, Esq. Kimberly Dopkin Rasevic, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. /x/

It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)

------------------

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED (1)	PROPOSED MAXIMUM OFFERING PRICE PER SHARE (1)	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE (1)	AMOUNT OF REGISTRATION FEE (2)
Shares of Beneficial Interest	100,000	$10	$1,000,000	$92

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

(2) Transmitted Prior to Filing.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

ADVISORY HEDGED OPPORTUNITY FUND

CROSS REFERENCE SHEET

PARTS A AND B

Item No.	Caption	Location in Prospectus
1.	Outside Front Cover Page	Outside Front Cover Page
2.	Inside Front and Outside Back Cover Page	Inside Front and Outside Back Cover Page
3.	Fee Table and Synopsis	Summary of Fund Expenses; Fees and Expenses
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Fees and Expenses; Purchase of Shares; Distributor (SAI)
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	Outside Front Cover Page; Investment Objective and Approach; General Information
9.	Management	Management
10.	Capital Stock, Long-Term Debt, and Other Securities	Shares of Beneficial Interest; General Information
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Table of Contents of SAI
14.	Cover page of SAI	Cover Page (SAI)
15.	Table of Contents of SAI	Table of Contents (SAI)
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies

Investment Objective and Approach; Management; Additional Information on Investment Techniques and Operations of the Fund and Related Risks (SAI); Additional Information on Investment Techniques of Investment Vehicles and Related Risks (SAI)

18.	Management	Management; Board Members and Officers (SAI); Investment Management and Other Services (SAI)
19.	Control Persons and Principal Holders of Securities	Control Persons; Control Persons (SAI)
20.	Investment Advisory and Other Services	Management; Investment Management and Other Services (SAI)
21.	Brokerage Allocation and Other Practices	Brokerage; Portfolio Transactions (SAI)
22.	Tax Status	Taxes
23.	Financial Statements	Financial Statements (SAI)

The information in this Prospectus is not complete and may be changed. No person may sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated ________, 2003

Advisory Hedged Opportunity Fund

___ Class I Shares

___ Class II Shares

The Advisory Hedged Opportunity Fund (the "Fund") is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company. The Fund's investment objective is to seek to achieve, over a market cycle, attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in investment vehicles ("Investment Vehicles") managed by various money managers ("Money Managers") that employ a variety of "hedged opportunity" investment strategies. The Investment Vehicles managed by the Money Managers may be subject to special risks. See "Principal Risk Factors of Investments Made by Money Managers."

This Prospectus applies to the offering of the shares of beneficial interest of the Fund ("Shares"). The Shares will be offered during an initial offering period at the public offering price of $10.00, and in a continuous offering thereafter at net asset value, as described in detail herein. The Fund has registered ___ Shares for sale under the Registration Statement to which the Prospectus relates. No beneficial owner of Shares ("Shareholder") will have the right to require the Fund to redeem any Shares.

Shares of the Fund are being offered only to tax-exempt "Eligible Investors" as defined herein. See "Eligibility" and "Taxes."

The Shares will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. The Shares are also subject to substantial restrictions on transferability and resale and may not be transferred to investors who are not eligible to invest in the Fund. See "Eligibility" and "Transfers of Shares." Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor's option nor will they be exchangeable for interests, units, or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. See "Principal Risk Factors Relating to the Fund's Structure -- Closed-End Fund; Limited Liquidity; Shares Not Listed; Limited Repurchase Offers." The Fund is appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

This Prospectus provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI"), dated ______, 2003, has been filed with the U.S. Securities and Exchange Commission ("SEC"). You can request a copy of the SAI, without charge, by writing to _________, [address] or by calling ___________ at [phone number]. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page __ of this Prospectus. You can obtain the SAI and other information about the Fund on the SEC's website (http://www.sec.gov).

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

______________________________

	Per Class I Share(3)	Per Class II Share	Total
Maximum Offering Price to the Public(1)	$10.00	$10.00	[ ]
Sales Load	[ ]	[ ]	[ ]
Proceeds to the Fund(2)	[ ]	[ ]	[ ]

____________________

  American Express Financial Advisors Inc. acts as the principal distributor ("Distributor") of the Shares on a best-efforts basis, subject to various conditions. The Shares will be offered at a maximum price of $10.00 per Share during the initial offering period. The closing date for the purchase of Shares during the initial offering period is on or about _____, 2003 (or such earlier or later date as the Distributor may determine). Thereafter, purchases generally will be accepted monthly and Shares will be offered at net asset value [next determined after receipt of cleared funds]. The Fund may also distribute Shares through other brokers or dealers. Shares will be offered in two classes, "Class I Shares" and "Class II Shares." The minimum initial investment for Class I Shares is $50,000 and $1.5 million for Class II Shares, each subject to waiver. The proceeds of the initial offering will be received by the Fund and invested pursuant to the Fund's investment policies as soon as practicable after the termination date of the initial offering period. Pending investment in the Fund, the proceeds of the initial public offering, as well as any subsequent continuous offering, will be placed in an interest-bearing escrow account by _______, the Fund's escrow agent, pending the closing of such offering. After each closing of such offering, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies. See "Use of
  Proceeds."

  Assumes sale of all Shares currently registered at the maximum offering price indicated. The Fund expects to incur organizational and offering expenses of approximately $________.

  Class I Shares are subject to a distribution-related (Rule 12b-1) and shareholder service fee of 1.00%.

Shares of the Fund are offered only to tax-exempt investors who are "Eligible Investors" (as defined herein). The Fund is not designed for taxable investors. See "Taxes." Shares are offered to fiduciary and discretionary accounts and retirement plans of commercial institutions, for-profit employers, local, state, and federal government plans (such accounts and plans, collectively, "Plans"), other institutional investors and accounts, Individual Retirement Accounts ("IRAs"), and such other persons as the Distributor in its discretion may permit from time to time. This Prospectus does not provide information about any Plan or requirements that relate to investments through a Plan. Individuals who seek to invest in the Fund through a Plan ("Plan Participants") should contact the administrative personnel of the relevant Plan ("Plan Administrator") or the Plan's sponsor ("Plan Sponsor") for information about the Plan. An investment in the Fund entails substantial risk.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult its own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted in this Prospectus.

The Fund's principal distributor is American Express Financial Advisors Inc.

The date of this Prospectus is ________, 2003

TABLE OF CONTENTS

SUMMARY OF TERMS
SUMMARY OF FUND EXPENSES
USE OF PROCEEDS
INVESTMENT OBJECTIVE AND APPROACH
PRINCIPAL RISK FACTORS RELATING TO THE FUND'S STRUCTURE
PRINCIPAL RISK FACTORS OF INVESTMENTS MADE BY MONEY MANAGERS
MANAGER PERFORMANCE HISTORY
CONFLICTS OF INTEREST
MANAGEMENT
FEES AND EXPENSES
CONTROL PERSONS
SHARES OF BENEFICIAL INTEREST
PURCHASE OF SHARES
ELIGIBILITY
REPURCHASES OF SHARES
TRANSFERS OF SHARES
DISTRIBUTION POLICY
BROKERAGE
VALUATION
TAXES
ERISA CONSIDERATIONS
GENERAL INFORMATION
TABLE OF CONTENTS OF SAI
APPENDIX A-FORM OF INVESTOR CERTIFICATION
APPENDIX B-PERFORMANCE INFORMATION

ADVISORY HEDGED OPPORTUNITY FUND

SUMMARY OF TERMS

This is only a summary and does not contain all of the information a prospective investor should consider before investing in the Fund. Before investing in the Fund, a prospective investor should carefully read the more detailed information appearing elsewhere in this Prospectus and the Fund's SAI (available upon request), each of which should be retained by a prospective investor.
The Fund

Advisory Hedged Opportunity Fund (the "Fund") is a newly organized Delaware statutory trust that is registered under the 1940 Act as a closed-end investment company. The Fund is non-diversified, which means that under the 1940 Act, the Fund is not limited in the amount of assets that it may invest in any single issuer of securities. However, the Fund intends to diversify its assets to the extent required by the Internal Revenue Code of 1986, as amended (the "Code") so that it can qualify as a regulated investment company for federal tax purposes. The Fund's shares are also registered under the Securities Act of 1933, as amended ("1933 Act"), but are subject to substantial limits on transferability and resale.

The Fund is a "fund of funds" that provides a means for investors in the Fund (the "Shareholders," each a "Shareholder") to participate in investments in private hedge funds by providing a single portfolio comprised of underlying hedge funds. The use of a "fund of funds" structure is intended to afford the Fund the ability to: (i) provide Shareholders with a diversified investment portfolio that would seek attractive risk-adjusted returns over an extended period of time; (ii) invest with various money managers ("Money Managers") with different investment styles and philosophies; (iii) attempt to reduce risk by investing with Money Managers who are expected to have low volatility and low correlations to each other; and (iv) invest with Money Managers who have consistent past performance records.

The Initial Offering and Continuous Offerings

The Fund will offer shares of beneficial interest (the "Shares") through the Distributor, and through brokers and dealers that have entered into selling group agreements with the Distributor. The Closing Date for the purchase of Shares in the initial public offering will be on or about _____, 2003 (or such earlier date as the Distributor may determine). After the closing of the initial public offering, initial and subsequent purchases generally will be accepted monthly or at such other times as may be determined by the Fund's Board of Trustees (the "Board").

Use of Proceeds

The proceeds of the initial offering will be invested with the Money Managers in accordance with the Fund's investment objective and principal strategies as soon as practicable after the closing of the initial public offering.

The proceeds of any continuous offering will be invested with the Money Managers in accordance with the Fund's investment objective and principal strategies as soon as practicable after the receipt of funds from Shareholders.

Pending the investment of the proceeds of any offering with the Money Managers, a portion of the proceeds of the offering may be invested in short-term, high quality debt securities, money market funds, or cash to, among other things, maintain liquidity to meet repurchase requests and operational needs. See "Use of Proceeds."

Investment Objective and Approach

The Fund's investment objective is to seek to achieve, over a market cycle, attractive risk-adjusted returns. Consistent with this objective, the Fund's goals include: (i) achieving long-term capital appreciation, (ii) providing growth of capital, and (iii) focusing on generating positive returns irrespective of stock market volatility or direction. The Fund attempts to accomplish its investment objective by investing with Money Managers that either employ a variety of "hedged opportunity" investment strategies or, when aggregated with other such Money Managers, intend to produce results that are opportunistically oriented. The fund of funds approach is designed to permit the use of Money Managers who employ diverse investment styles and strategies and to provide Shareholders access to a variety of Money Managers by investing the Fund's assets in foreign corporations, limited liability companies, limited partnerships, joint ventures and similar entities (the "Investment Vehicles") managed by a particular Money Manager.

There can be no assurance that the Fund will achieve its investment objective or goals. There also can be no assurance that the Fund will avoid substantial losses or that Shareholders will not lose money by investing in the Fund. The Fund's investment objective is non-fundamental and may be changed by the Board without the vote of a majority of the Fund's Shares, as defined in the 1940 Act. Notice will be provided to Shareholders of any such change. See "Investment Objective and Approach."

The Fund's investment techniques entail substantial risks, as described below.
Risk Factors and Conflicts of Interest

The Fund's investment program is speculative and entails substantial risks. The Fund is a recently formed entity and has no operating history. Shares in the Fund will not be traded on any securities exchange, are not expected to trade on any other market, and are subject to substantial restrictions on transferability and resale. The Fund may offer to repurchase Shares but the Shares will not be redeemable at a Shareholder's option nor will they be exchangeable for interests, units, or shares of any other fund. The Fund may repurchase less than the full amount of Shares that a Shareholder requests to be repurchased. The Fund also may suspend any repurchase offer if, among other events, the Fund is unable to obtain determinations of net asset value from one or more Investment Vehicles in a timely manner. See "Valuation." If the Fund suspends repurchases or does not repurchase a Shareholder's Shares, the Shareholder may not be able to dispose of his or her Shares, even during periods of Fund underperformance, due to the substantial restrictions on the transferability and resale of the Shares. See "Principal Risk Factors Relating to the Fund's Structure -- Closed-End Fund; Limited Liquidity; Shares Not Listed; Limited Repurchase Offers;" "Principal Risk Factors Relating to the Fund's Structure -- Multiple Money Managers;" and "Valuation."

The Fund's performance depends upon the performance of the Money Managers, and the ability of the American Express Financial Corporation ("AEFC" or the "Manager") to select, allocate, and reallocate effectively the Fund's assets among them. The Investment Vehicles generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to its investments in the Investment Vehicles. A Money Manager may use investment strategies that differ from its past practices and are not fully disclosed to the Manager, and that involve risks that are not anticipated by the Manager. Investment Vehicles may have a limited operating history and Money Managers may have limited experience in managing assets. See "Principal Risk Factors Relating to the Fund's Structure -- Multiple Money Managers."

The value of the Fund's net assets will fluctuate primarily based on the fluctuation in the value of the Investment Vehicles in which it invests. The Fund is non-diversified and may invest in Investment Vehicles that may not have diversified portfolios. To the extent that the portfolio of an Investment Vehicle is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Fund's investment in that Investment Vehicle is increased. See "Principal Risk Factors Relating to the Fund's Structure -- Non-Diversified Status." Investment Vehicles may be more likely than other types of funds to engage in the use of leverage, short sales, and derivative transactions. An Investment Vehicle's use of such transactions is likely to cause the value of the Investment Vehicle's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used. The investment environment in which the Investment Vehicles invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, technological, and regulatory change. Investments by the Investment Vehicles in foreign financial markets, including markets in developing countries present significant political, regulatory, and economic risks that may differ in kind and degree from the risks presented by investments in the United States. See "Principal Risk Factors of Investments Made by Money Managers."

The Fund will compute its net asset value (total assets less total liabilities, including accrued fees and expenses) as of the last business day of each month. When the Fund values its securities, market prices will not be readily available for most of its investments. Securities for which market prices are not readily available (i.e., most of the Fund's investments in Investment Vehicles) will be valued by the Fund at fair value as determined in good faith in accordance with procedures approved by the Board. As the Manager and the Board anticipate that market prices will not be readily available for most Investment Vehicles in which the Fund invests, the Fund's valuation procedures provide that the fair value of the Fund's investments in Investment Vehicles ordinarily will be the value determined for each Investment Vehicle in accordance with the Investment Vehicle's valuation policies. Although the Fund will receive information from each Investment Vehicle regarding its investment performance and investment strategy, the Manager may have little or no means of independently verifying this information. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Manager or Money Managers prove incorrect. Also, Money Managers will provide determinations of the net asset value of the Investment Vehicles only on a weekly or monthly basis. Therefore, it will not be possible to determine the net asset value of the Fund more frequently. See "Valuation."

The interests in the Investment Vehicles in which the Fund invests or plans to invest will generally be illiquid. The Fund may not be able to dispose of Investment Vehicle interests that it has purchased. In addition, the Fund may receive securities that are difficult to value in connection with withdrawals and distributions from Investment Vehicles. See "Principal Risk Factors of Investments Made by Money Managers."

Each Investment Vehicle may be charged or subject to an asset-based fee and performance-based allocations or fees payable or allocated to the Money Managers. By investing in Investment Vehicles indirectly through the Fund, an investor in the Fund bears asset-based management fees at the Fund level, in addition to asset-based and performance-based management fees and allocations at the Investment Vehicle level. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in another closed-end fund with a different investment focus and structure. The performance-based compensation that may be received by a Money Manager also may create an incentive for that Money Manager to make investments that are riskier or more speculative than those it might have made in the absence of the performance-based allocation. That performance-based compensation also may be based on calculations of realized and unrealized gains made by the Money Manager without independent oversight.

To the extent the Fund purchases non-voting interests of, or contractually foregoes the right to vote its interests of an Investment Vehicle, it will not be able to vote on matters that require the approval of the investors of the Investment Vehicle, including matters that could adversely affect the Fund's investment in it. See "Principal Risk Factors Relating to the Fund's Structure -- Multiple Money Managers."

Board of Trustees Manager

The Fund's operations are managed under the direction and oversight of the Board.

Pursuant to an investment management services agreement with the Fund, American Express Financial Corporation ("AEFC" or "Manager"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"), serves as the investment manager to the Fund.

The Manager is a wholly owned subsidiary of American Express Company, a financial services company headquartered in New York City. See "Management -- Investment Manager."

Administrator

The Manager also will be appointed to provide administrative services to the Fund (the "Administrator"). The Administrator or its delegate will provide valuation, corporate secretarial, and registrar services to the Fund. The Administrator or its delegate will also provide services in connection with communicating with investors and other persons with respect to the Fund.

Purchase of Shares

The Distributor acts as the distributor of the Fund's Shares on a best-efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement entered with the Fund. Investors may purchase Shares directly from the Distributor or through brokers or dealers that have entered selling group agreements with the Distributor.

Purchase orders for Shares by Shareholders will be accepted at such times as the Fund may determine, subject to the receipt of cleared funds [two business days] prior to the acceptance date set by the Fund. Pending an investment in the Fund, the proceeds of the initial public offering, as well as any subsequent continuous offering, will be placed in an interest-bearing escrow account by ______, the Fund's escrow agent, pending the closing of such offering. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies. See "Use of Proceeds." After the initial closing, initial and subsequent purchases will generally be accepted monthly to the extent permitted. The Fund reserves the right to reject, in its complete and absolute discretion, any order to purchase Shares. The Fund also reserves the right to suspend purchases of Shares at any time. Generally, the minimum initial investment in the Fund is $50,000 for Class I Shares or $1.5 million for Class II Shares. See "Purchase of Shares;" "Valuation;" and "Eligibility."

Shares Offered

The Fund is offering two classes ("Class I" and "Class II") of Shares. No secondary market exists for the Shares. The Shares will not be listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for the Shares.

Minimum Investment

The minimum initial investment by each Shareholder in Class I Shares is $50,000 and the minimum initial investment by each Shareholder in Class II Shares is $1.5 million, payable in full (net of any initial fees and bank charges) subject to the discretion of the Manager to accept lower investment minimums. A Shareholder will be required to maintain a minimum balance of $50,000 for Class I Shares or $1.5 million for Class II Shares, subject to waiver. Shareholders with balance amounts that fall below the minimum amounts solely as a result of a market decline of the Fund's assets also may not be subject to the minimum balance requirements.

Additional investments may generally be made as of the last Business Day (as defined herein) of each calendar month to the extent permitted, or on such other days as determined by the Board. The minimum subsequent investment for Class I Shares is $10,000 and the minimum subsequent investment for Class II Shares is $100,000.

The Manager may waive the minimum initial investment, minimum balance and subsequent minimum investment requirements in its sole discretion.

"Business Day" means any day that the Federal Reserve System of the United States is open for business.
Fees and Expenses

Investment Management Fee. The Fund will pay the Manager an investment management fee at an annual rate equal to 1.15% of the Fund's month-end net assets (the "Investment Management Fee"), including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases of Shares by the Fund. The Investment Management Fee will be payable monthly. The Investment Management Fee will be paid to the Manager out of the Fund's assets. See "Fees and Expenses."

Administration Fee. The Administrator will receive an administration fee payable monthly in arrears by the Fund equal to 0.25% of the Fund's month-end net assets attributable to the Class I Shares and 0.20% of the Fund's month-end net assets attributable to the Class II Shares, respectively, including assets attributable to the Manager and before giving effect to any repurchases of Shares by the Fund (the "Administration Fee"), [subject to an annual minimum fee of $______]. The Administrator will also be entitled to reimbursement of actual reasonable out-of-pocket expenses incurred on behalf of the Fund. A portion of the Administration Fee and related expense reimbursements may also be shared with other persons or entities pursuant to a separate agreement.

Distribution and Service Fees. The Fund will request exemptive relief from the SEC from certain provisions of the 1940 Act to permit the Fund to make payments under a Plan and Agreement of Distribution with respect to Class I Shares of the Fund. Class I Shares of the Fund will pay the Distributor at an annual rate equal to 1.00% of the Fund's month-end net assets. See "Fees and Expenses -- Distribution and Service Fees."

Eligibility

Each investor will be required to certify that the Shares are being acquired either directly or indirectly for the account of a tax-exempt "Eligible Investor." An "Eligible Investor" in the Fund includes, among others: (i) an individual accountholder (including an individual owner investing through an Individual Retirement Account ("IRA")) who has net worth (or joint net worth with the investor's spouse) immediately prior to the time of purchase in excess of $1 million; (ii) an individual accountholder (including an individual owner investing through an IRA) who had income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; (iii) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of employees, if such plan has total assets in excess of $5 million; or (iv) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has assets in excess of $5 million. Other categories of Eligible Investors are set forth in the investor certification that each investor must sign in order to invest in the Fund, which is attached as Appendix A to this Prospectus.

Shares of the Fund are being offered only to tax-exempt investors, including fiduciary and discretionary accounts and retirement plans of commercial institutions, for-profit employers, local, state, and federal government plans (such accounts and plans, collectively, "Plans"), other tax-exempt institutional investors and accounts, IRAs, and such other persons as the Distributor in its discretion may permit from time to time. Individuals who seek to invest in the Fund through a Plan ("Plan Participants") should contact the administrative personnel of the relevant Plan ("Plan Administrator") or the Plan's sponsor ("Plan Sponsor") for information about the Plan. Although Shares of the Fund are being offered only to tax-exempt investors, in the event that an investor is, or becomes, subject to taxation, the investor should consider the tax consequences of investing in this Fund. See "Taxes."

Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require an investor certification, which is attached as Appendix A to this Prospectus, from the investor that it is an Eligible Investor. An investor's certification must be received by the Distributor, along with its payment, or the investor's order will not be accepted. If the investor's purchase order is rejected, all monies submitted by the investor will be promptly refunded to the investor.

Existing Shareholders who are purchasing additional Shares will be required to meet the Fund's eligibility criteria and submit a new investor certification each time they purchase additional Shares.

The transfer of Shares to a person who is not eligible to invest in the Fund may be deemed void by the Board, or the Board may, in its discretion, cause a mandatory redemption of such Shares. See "Eligibility" and "Transfers of Shares."

Repurchases of Shares

No Shareholder will have the right to require the Fund to redeem the Shareholder's Shares. The Fund from time to time may offer to repurchase outstanding Shares. Repurchase offers will be made at such times and on such terms as may be determined by the Board from time to time in its complete and absolute discretion. The Fund may repurchase less than the full amount of Shares that a Shareholder requests to be repurchased. The Fund also may suspend any repurchase offer if, among other events, the Fund is unable to obtain determinations of net asset value from one or more Investment Vehicles in a timely manner. An early repurchase fee equal to 1.00% of the value of the Shares repurchased by the Fund will apply if the date as of which the Shares are valued for purposes of the repurchase is within one year following the date of the Shareholder's initial investment in the Fund. If applicable, the early repurchase fee will be deducted before payment of the proceeds of a repurchase.

In determining whether the Fund should repurchase Shares pursuant to repurchase requests, the Board will consider, among other things, the recommendation of the Manager. The Manager expects that it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders as of June 2004, and thereafter, on a semi-annual basis.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $50,000 for Class I Shares or $1.5 million for Class II Shares, subject to the discretion of the Manager to allow lower minimum balances. The Fund reserves the right to reduce the amount repurchased from a Shareholder so that the required account balance is maintained. See "Repurchases of Shares."

The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market will develop.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that a Shareholder may lose some or all of its money. Before making an investment decision, a prospective investor should consider, among other things: (i) the suitability of the investment with respect to such investor's investment objectives and personal situation; and (ii) other factors, including personal net worth, income, age, risk tolerance, liquidity needs, and tax considerations. A Shareholder should invest in the Fund only money that it can afford to lose, and a Shareholder should not invest money to which it will need access on a short-term or frequent basis. In addition, a Shareholder should be aware of how the Fund's investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Distributions

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Pursuant to the automatic dividend reinvestment plan ("DRIP"), Shareholders are presumed to have elected to have all income dividends and capital gains distributions automatically reinvested in Shares. Shareholders who affirmatively choose not to participate in the DRIP will receive any income dividends and/or capital gains distributions in cash.

Tax Considerations

Shares of the Fund are being offered only to tax-exempt investors, as it is anticipated that all or substantially all of the Fund's distributions would be taxed as ordinary income to any Shareholders who would be subject to tax. It is also anticipated that the amount of such distributions in any one year could exceed the net appreciation in the value of the Fund's investments in such year. The Fund intends to qualify and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To the extent the Fund invests in Investment Vehicles that are treated as partnerships or other flow-through entities for tax purposes, investment made by such Investment Vehicles could affect the Fund's ability to qualify as a RIC. Accordingly, the Fund will generally invest its assets in foreign corporations which would be classified as passive foreign investment companies ("PFICs"). Any investment in Investment Vehicles that are not PFICs would be closely monitored with respect to satisfying the Fund's diversification and income distribution requirements under Subchapter M. See "Taxes."

ERISA Plans and Other Tax-Exempt Entities

The Fund is designed for tax-exempt investors and will be offered to fiduciary and discretionary accounts and retirement plans of institutions, local, state and federal government plans and other tax-exempt entities and accounts. The Fund's assets should not be considered to be "plan assets" for purpose of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code. See "ERISA Considerations."

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.
Financial Reports

The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act. See "General Information."

Fiscal Year End	The Fund's fiscal year will end on [March 31] of each year. The Fund's tax year will end on ____________ of each year.

No broker-dealer, salesperson, or other person is authorized to give an investor any information or to represent anything with respect to the Fund not contained in this Prospectus. As an investor, you must not rely on any unauthorized information or representation that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.

The Investment Vehicles in which the Fund invests may pursue various investment strategies and are subject to special risks. The Shares will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. The Shares are also subject to substantial restrictions on transferability and resale and may not be transferred to investors who are not eligible to invest in the Fund. See "Eligibility" and "Transfers of Shares." Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor's option nor will they be exchangeable for interests, units, or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her or its Shares. See "Principal Risk Factors Relating to the Fund's Structure -- Closed-End Fund; Limited Liquidity; Shares Not Listed; Limited Repurchase Offers." The Fund is appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

SUMMARY OF FUND EXPENSES

The following table is intended to assist Shareholders and potential Shareholders in understanding the various costs and expenses associated with investing in the Fund. Each figure below relates to a percentage of the Fund's average net asset value at month-end over the course of a year. Because the Fund has not yet commenced operations, many of these expenses are estimates. The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the shareholders of a fund of funds also indirectly pay a portion of the fees and expenses, including management fees and/or performance-based compensation, charged at the underlying Investment Vehicle level. See "Fees and Expenses--Investment Management Fee" for additional information. These indirect items are not reflected in the following chart or the example below.

Shareholder Transaction Expenses	Class I	Class II
Maximum Sales Charge (Load) (as a % of the offering price	None	None
Estimated Initial Offering Expenses(1)	__%	__%
Maximum Sales Charge on Reinvested Distributions	None	None
Maximum Early Withdrawal Charge	None	None
Maximum Early Repurchase Fee (as a % of the value of the Shares repurchased) (2)	1.00%	1.00%
Annual Expenses (as a percentage of net assets)
Investment Management Fee(3)	1.15%	1.15%
Administrative Fee(3)	0.25%	0.20%
Distribution and Shareholder Service Fee(3)	1.00%	None
Other Expenses(4)	0.05%	0.05%

Total Annual Expenses(5)	2.45%	1.40%
Waivers/Reimbursement(5)	____%	____%
Net Annual Expenses(5)	____%	____%

______________

  Offering expenses, estimated to be $_____, are not included in "Other Expenses" or "Total Annual Expenses."

  An early repurchase fee, payable to the Fund, will apply to Shares repurchased within one year of initial investment by a Shareholder. See "Repurchases of Shares" for additional information.

  See "Management" and "Fees and Expenses" for additional information. Because the Distribution and Shareholder Service Fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term Shareholders more than paying other types of sales charges imposed by other funds.

  Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year, assuming net assets of $____. "Other Expenses" may be higher if net assets are less than $____.

  The Manager has contractually agreed to waive and/or reimburse the Fund's expenses with respect to each Class to the extent necessary so that the Fund's total annualized expenses do not exceed ____% for Class I Shares and ____% for Class II Shares ("Expense Limitation Agreement"). The Expense Limitation Agreement shall remain in effect until ______________.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all dividends and distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. See "Fees and Expenses" for a more complete description of the Fund's costs and expenses.

The following example should not be considered a representation of past or future expenses, because actual expenses may be greater or less than those shown.

Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:(1)

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class I Shares	$ ____	$ ____	$ ____	$ ____
Class II Shares	$ ____	$ ____	$ ____	$ ____

  The Example is based on the estimated level of total expenses listed above. The Fund's organizational and offering expenses are not reflected in the Example. Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater (in the event the expense limitations are removed) or less than the amounts shown in the Example.

USE OF PROCEEDS

The proceeds of the initial offering and any continuous offering will be invested in accordance with the Fund's investment objective and strategies as soon as practicable after the closing date of the initial offering period or, in the case of a continuous offering, as soon as practicable after each month-end closing of such offering or at such other times as may be determined by the Board. Such proceeds will be invested together with any interest earned in the Fund's escrow account prior to such closing. See "Purchase of Shares -- Initial and Continuous Offering." The Manager expects that the Fund's assets will be invested in Investment Vehicles within three months after termination of the initial offering. This investment period reflects the fact that the Investment Vehicles in which the Fund plans to invest will be privately offered and may provide limited opportunities to purchase their securities.

Pending the investment of the proceeds of any offering in Investment Vehicles pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Vehicles, which may be a substantial portion of the proceeds of the offering, in short-term, high quality debt securities, or money market funds. In addition, the Fund will maintain a portion of the proceeds in cash to, among other things, maintain liquidity to meet repurchase requests and meet operational needs. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND APPROACH

Investment Objective

The Fund's investment objective is to seek to achieve, over a market cycle, attractive risk-adjusted returns. Consistent with this objective, the Fund's goals include: (i) achieving long-term capital appreciation, (ii) providing consistent growth of capital and (iii) focusing on generating positive returns irrespective of stock market volatility or direction. The Fund attempts to accomplish this investment objective by investing with various Money Managers (as described herein) that employ a variety of "hedged opportunity" investment strategies. There can be no assurance that the Fund's investment objective or goals will be achieved or that Shareholders will not lose money.

The Fund invests with a diverse group of Money Managers whom the Manager believes are able to meet the Fund's objective. The fund of funds approach is designed to permit the use of Money Managers who employ diverse investment styles and strategies and to give Shareholders access to a variety of Money Managers by investing the Fund's assets in Investment Vehicles managed by a particular Money Manager.

The term "hedged opportunity" refers to a broad class of investment strategies that are intended to have a low correlation to the performance of equity, debt and other markets. Hedged opportunity investing encompasses a wide variety of investment styles including but not limited to: hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets; index arbitrage; interest rate arbitrage; convertible bond and warrant hedging; merger arbitrage; event-driven; fundamental long/short equity strategies; statistical long/short equity strategies; short selling; pairs trading; and investment in private placements. These sophisticated investment strategies often require the use of derivative trading vehicles such as stock options, index options, futures contracts, and options on futures. Although it is the general policy of the Fund to allocate assets among Money Managers that use hedged opportunity strategies, the Manager may select Money Managers that do not use hedged opportunity strategies but whose performance has been negatively correlated to equity, debt and other markets in attempt to generate a consistent return pattern with minimum deviation.

The Fund's investment objective may be changed by the Board without the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

Investment Strategy

The Fund seeks to achieve its objective by initially investing substantially all of its assets with approximately 15 to 30 Money Managers, though the Fund may increase the number of Money Managers with which it invests as the Fund's assets grow. It is the general policy of the Fund to allocate assets to Money Managers that use hedged opportunity strategies. Nonetheless, the Manager may select Money Managers that do not use hedged opportunity strategies but whose performance is closely associated with such strategies. The Fund reserves the right to alter or modify some or all of the Fund's investment strategies in order to take advantage of changing market conditions, when the Manager, in its sole discretion, concludes that such alterations or modifications will enable the Fund to meet its objective.

Most traditional investment strategies have a directional bias with respect to particular securities or particular markets. For example, some "long only" strategies benefit from a rise in the price of a particular security or market and some "bearish" strategies benefit from a decline in price of a particular security or market. A hedged opportunity strategy, on the other hand, tends to be non-directional and consequently, the overall market movements and the market performance of particular securities (or groups of securities) are relatively unimportant to investment decision-making and portfolio performance. A hedged opportunity strategy may be designed to benefit not from absolute increases or decreases in the price of a particular security or market, but from expected changes in the relative value of two or more securities or other interests whose performance has been historically correlated.

Fund of Funds Approach

The use of a fund of funds format, whereby investments are made through a variety of Investment Vehicles utilizing different and, if possible, non-correlated investment strategies and trading techniques, is intended to afford the Fund the ability to: (1) provide Shareholders with a diversified investment portfolio that would seek attractive risk-adjusted returns over an extended period of time; (2) invest with Money Managers who have different investment styles and philosophies; (3) attempt to lower risk by investing with Money Managers who are expected to have low volatility and low correlations to each other; and (4) invest with Money Managers who have consistent past performance records. Of course, past performance is not a guarantee of future success.

Selection of Money Managers

The Manager will select Money Managers that satisfy one or more criteria including, but not limited to: extensive investment management experience; the historical performance of each Money Manager, including a history of consistent returns with respect to its investment style; the degree to which a specific Investment Vehicle complements and balances the Fund's portfolio with respect to the strategies employed by other Investment Vehicles; the quality and stability of the Money Manager's organization; the ability of the Fund to make withdrawals or liquidate its investment; and the ability of each Money Manager to apply consistently and effectively its investment approach. Certain of the criteria may be emphasized above others in the selection of a particular Money Manager. The Manager will evaluate regularly each Money Manager for various purposes, including to determine whether its investment performance is satisfactory. In conducting this review, the Manager will consider information regarding each Investment Vehicle and its Money Manager.

In selecting Money Managers, the Fund will collect, analyze and evaluate information, such as the personnel, history background, investment styles, strategies, and performance of professional investment management firms. In addition, prior to an investment by the Fund, the Manager conducts on-site due diligence, including among other things, a review of the valuation policies and processes of each Investment Vehicle.

The Manager will regularly monitor the returns of each Investment Vehicle. If an Investments Vehicle's returns fall outside certain limits established by the Manager, a formal review may be carried out by the Manager. Among other things, the Fund will make investments based on actual historical performance but there is no certainty that such past performance will be relevant for the future. The profit potential or risk of an investment by a Money Manager relies primarily on the judgment of its investment advisory personnel. There may also be major losses, for example in the event of a disruption in the financial markets.

Money Managers chosen by the Fund have full discretion over all matters relating to the manner, method and timing of investment and trading transactions with respect to the Investment Vehicles' assets subject to the investment objectives, policies and restrictions of that Investment Vehicle.

Investment Vehicles Advised by the Manager or its Affiliates

The Fund does not presently intend to invest in Investment Vehicles managed by the Manager or any of its affiliates. However, it may do so in the future, subject to obtaining Board approval and such exemptions from the provisions of the 1940 Act as may be necessary.

Borrowing

The Fund may borrow money to purchase portfolio securities, to meet repurchase requests, for portfolio management purposes, and in order to make required distributions to Shareholders necessary to reduce and/or eliminate income or excise tax to the Fund and to otherwise maintain its status as a regulated investment company for tax purposes. The Fund may also borrow money to pay operating expenses, including (without limitation) investment management fees. The Fund generally intends to borrow only when necessary to finance repurchases of Shares. No Shareholder will have the right to require the Fund to redeem Shares. If the Fund borrows to finance repurchases of its Shares, interest on that borrowing will negatively affect Shareholders who do not have all of their Shares repurchased by the Fund by increasing the Fund's expenses and reducing its investment income. In addition, under limited circumstances, the Fund may borrow money when the Manager believes attractive investment opportunities are available and sufficient cash or other liquid securities are not otherwise available, or when the Manager believes it would not be prudent to sell existing portfolio holdings. The use of borrowings for investment purposes involves a high degree of risk. It is anticipated that such borrowing by the Fund will be on a short-term basis and will not be substantial.

The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. For this purpose, the asset coverage (that is, total assets including borrowings, less liabilities excluding borrowings) requirements mean that the Fund's total assets equal 300% or 200%, as applicable, of the total outstanding principal balance of indebtedness. The Fund must also limit its borrowings and leverage practices to the extent necessary to permit the Fund to repurchase securities pursuant to any offer by the Fund to repurchase Shares, at such times and on such terms as may be determined by the Board, in its complete and absolute discretion, without causing the Fund to have an asset coverage of less than 300% or 200%, as applicable. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the asset level below what is required by the 1940 Act or the Fund's loan agreements. In certain cases, this may be impossible.

The Fund's willingness to borrow money, and the amount it will borrow will depend on many factors, the most important of which are the Manager's outlook, market conditions, and interest rates. Successful use of borrowing will depend on the ability of the Manager to analyze interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

The Board may modify the Fund's borrowing policies, including the percentage limitations, the purposes of borrowings, and the length of time that the Fund may hold portfolio securities with borrowed money, subject to the requirements of the 1940 Act. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Futures and Options Transactions

Futures and options transactions by the Fund must constitute permissible transactions pursuant to the regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). The Fund intends to conduct its operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act in order to avoid regulation by the CFTC as a commodity pool. Pursuant to CFTC Rule 4.5 and a related CFTC no-action position, the Fund may engage in futures transactions if: (i) the sum of the amount of initial margin deposits and premiums paid for unexpired futures, other than those contracts entered into for bona fide hedging purposes, will not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit or (ii) the notional value of the futures contracts and related options contracts, other than those contracts entered into for bona fide hedging purposes, does not exceed the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security. When the Fund makes an indirect investment in an Investment Vehicle by investing in a structured note, swap or other contract intended to pay a return equal to the total return of such Investment Vehicle, such investment by the Fund may be subject to additional restrictions.

Use of Proceeds and Cash Equivalents

The net proceeds of the initial and any subsequent continuous offering contemplated herein (after payment of expenses) are expected to be invested at all times in accordance with the description in this Prospectus. The Fund, without limitation, may hold cash or invest in cash equivalents for short-term investments, including: obligations of the U.S. Government, its agencies or instrumentalities or governmental agencies of other developed nations; commercial paper; and repurchase agreements, money market mutual funds (subject to the requirements of the 1940 Act), demand deposits, and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation or other similar banks. Cash held by the Fund will generally be held in a bank selected by the Manager (but may exceed federal deposit insurance limits).

The Fund May Change Its Investment Objective, Policies, Restrictions, Strategies and Techniques

The Fund's investment objective is non-fundamental and may be changed by the Board without the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Notice will be provided to Shareholders of any such change. The Fund also may change its non-fundamental investment policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interests of the Fund and its Shareholders.

PRINCIPAL RISK FACTORS RELATING TO THE FUND'S STRUCTURE

The following are the principal risk factors that relate to the operations and structure of the Fund. The investments of the Money Managers in the Investment Vehicles are also subject to special risks. See "Principal Risk Factors of Investments Made by Money Managers."

Management Risk

The investment performance of the Fund will be substantially dependent on the services of an investment committee selected by the Manager. The committee is not dependent on the services of any one member. In the event a member of the committee is no longer employed by the Manager and in the event the Manager is unable to find a suitable replacement, the performance of the Fund may be adversely affected. See "Management--Investment Manager" for additional information.

Newly Organized Fund; No Operating History

The Fund is a newly formed entity and has no previous operating history, and the Fund might not succeed in meeting its investment objective.

Closed-End Fund; Limited Liquidity; Shares Not Listed; Limited Repurchase Offers

The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Manager believes that unique investment opportunities exist in the market for Investment Vehicles. However, these investments are often illiquid, and an open-end fund's ability to make such investments is limited. For this reason, among others, the Fund has been organized as a closed-end fund so that it can invest more than 15% of its assets in illiquid securities, such as Investment Vehicles.

The Fund does not intend to list its Shares on any national securities exchange. There is no secondary trading market for the Shares, and none is expected to develop. The Shares are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Shares will not be redeemable at the option of Shareholders and they will not be exchangeable for interests, units, or shares of any other fund. Although the Board, in its complete and absolute discretion, may cause the Fund to make repurchase offers for outstanding Shares at their net asset value, the Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end investment companies. The repurchase amount is determined by the Board in its complete and absolute discretion, and such repurchase amount may be a portion of the Fund's outstanding Shares. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date on which the repurchase is valued (the "Repurchase Valuation Date"). Further, repurchases of Shares, if any, may be suspended or postponed in the complete and absolute discretion of the Board. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and the underlying investments of the Fund. See "Repurchases of Shares." Also, because the Shares will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Manager intends to take steps (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

The Fund expects to distribute cash to the holders of Shares that are repurchased by the Fund. Although the Fund does not generally intend to make distributions in-kind, the Fund may distribute securities as payments for repurchased Shares in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased, or that the Fund has received distributions from Investment Vehicles in the form of securities that are transferable to the Shareholders. Any such distributions will be made on the same basis to all Shareholders in connection with any particular repurchase offer. A distribution also may be made partly in cash and partly in kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale, such as the Fund's investments in Investment Vehicles. In-kind distributions will be made only in limited circumstances. Many Investment Vehicle securities and securities held by Investment Vehicles are subject to significant restrictions on transfer that would prevent their transfer to Shareholders. Shareholders receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, Shareholders may not be able to sell the securities except at prices lower than those at which the securities were valued by the Fund or without substantial delay.

Non-Diversified Status

The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. However, the Fund intends to diversify its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code. See "Taxes." The Fund generally will not invest more than 10% of its assets (measured at the time of purchase) in the securities of a single Investment Vehicle.

Investment Risk

There can be no assurance that the Manager will be able to allocate the Fund's assets among the Money Managers in a manner that is beneficial to the Fund. Additionally, the profitability of a significant portion of the Fund's investment program depends to a great extent on correct assessments of the future course of the price movements of securities and other investments. There can be no assurance that Money Managers will be able to accurately predict these price movements. The securities markets have in recent years been characterized by great volatility and unpredictability. In addition to market risk, there is unpredictability as to changes in general economic conditions which may affect the profitability of the Fund's investment program. With respect to the investment strategies utilized by Money Managers, there is a significant degree of market risk. In addition, the Fund will not have direct control over the Fund's assets once they are allocated among the Money Managers.

Multiple Money Managers

The overall success of the Fund depends, among other things, on (i) the ability of the Fund to select Investment Vehicles and to allocate the assets among them, and (ii) the Money Managers' ability to be successful in their strategies. The past performance of such strategies is not necessarily indicative of their future performance. No assurance can be given that the strategy or strategies utilized by a given Money Manager will be successful under all or any market conditions. There can be no guarantee of future performance and there is no assurance that the Fund will be able to achieve its investment objective.

The extent to which the assets of the Fund may be invested in a particular Investment Vehicle are subject to applicable legal and regulatory constraints. For example, the 1940 Act imposes limits on the ability of the Fund to invest in "investment companies" (as defined in such Act).

The level of risk associated with the Fund's investments varies depending on the particular investment strategy utilized by a Money Manager. Potential investors in the Fund should consider the risks associated with the Fund's investment strategy prior to investing. The Manager and its affiliates cannot assure the Fund's success. The success of the Fund will depend upon a variety of factors, many of which are beyond their control.

The following are additional risks of the Fund's investment strategy of investing in the Investment Vehicles:

Investment Vehicles Not Registered. The Investment Vehicles generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to the Investment Vehicles. In addition, the Money Managers often will not be registered as investment advisers under the Advisers Act. In such cases, Money Managers will not be subject to various requirements and rules that would apply to registered investment advisers.

Investment Vehicle Securities Generally Illiquid. The securities of the Investment Vehicles in which the Fund invests or plans to invest are generally anticipated to be illiquid. Subscriptions to purchase the securities of Investment Vehicles are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Investment Vehicle securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Investment Vehicle securities, the Fund might obtain a less favorable price than prevailed when it decided to buy or sell. Further, the Fund may need to suspend or postpone its offering of Shares or any pending repurchase offer if, among other events, it is not able to dispose of Investment Vehicle securities in a timely manner or obtain determinations of net asset value from one or more Investment Vehicles in a timely manner.

Investment Vehicle Operations Not Transparent. The Manager is responsible for the allocation of the Fund's assets among the various Money Managers but will not have control over the day-to-day management of the underlying investments of the Fund. In this regard, the Fund will not have access to information concerning the securities positions of the Money Managers at any given point in time. Although the Manager expects to receive detailed information from each Money Manager regarding investment performance and investment strategy on a regular basis, in most cases the Manager has little or no means of independently verifying the information. A Money Manager may use proprietary investment strategies that are not fully disclosed to the Manager that may involve risks in certain market conditions that are not anticipated by the Manager. Investment Vehicles may have limited operating history and Money Managers may have limited experience managing assets.

Valuation of the Fund's Investments. As the Board and the Manager anticipate the market prices will not be readily available for most Investment Vehicles in which it invests, the valuation of the Fund's investments in the Investment Vehicles ordinarily will be the value determined for each Investment Vehicle in accordance with the Investment Vehicle's valuation policies and provided to the Fund. See "Valuation." Although the Manager will review the valuation procedures used by the Money Managers, the Manager and the Board will have little or no means of independently verifying valuations provided by the Money Managers. In calculating its net asset value, although the Fund will review all other relevant factors, the Fund will rely significantly on the values of the Investment Vehicles that are provided by the Investment Vehicles themselves. The Fund does not have information about the securities in which the Investment Vehicles invest or their valuation. Further, if the Fund is unable to obtain determinations of net asset value from one or more Investment Vehicles in a timely manner, the Fund may suspend its offering of Shares, as well as any pending repurchase offer. For more information on the valuation of the Fund's investments, including the valuation of its investments in Investment Vehicles, see "Valuation."

Dependence on Money Managers. The Fund will be highly dependent upon the expertise and abilities of the Money Managers who will have investment discretion over the Fund's assets and, therefore, the death, incapacity or retirement of any Money Manager or his or her principals may adversely affect investment results. The Fund also can be negatively affected by adverse price movements of significant positions held by one or more of the Money Managers.

Access to, Timeliness of and Accuracy of Information from Investment Vehicles. The Fund will receive periodic reports from Investment Vehicles at the same time as any other investor in the Investment Vehicles. The Fund will request detailed information on a continuing basis from each Money Manager regarding the Money Manager's historical performance and investment strategies. However, the Manager may not always be provided with detailed information regarding all the investments made by the Money Managers because certain of this information may be considered proprietary information by the Money Manager. Additionally, information received from the Money Managers may not always be accurate or timely. This lack of access to, untimeliness of, or inaccuracy of information provided by the Money Manager may make it more difficult for the Fund to select, allocate among, and evaluate Investment Vehicles. In addition, if the Fund is unable to obtain determinations of net asset value from one or more Investment Vehicles in a timely manner, the Fund may suspend its offering of Shares, as well as any pending repurchase offer. See "Valuation."

Inexperienced Money Managers. Although the Fund will choose Money Managers who, in the opinion of the Fund, have solid investment backgrounds and show substantial performance potential, some of these Money Managers may not have extensive track records in hedge fund management.

Risk of Early Termination of Investment Vehicles. The governing documents of the Investment Vehicles in which the Fund may invest are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such Investment Vehicles prior to the end of their stated terms. Early termination of an Investment Vehicle may result in (i) the Fund having distributed to it a portfolio of immature or illiquid securities, or (ii) the Fund's inability to invest all of its committed capital as anticipated, either of which could have a material effect on the performance of the Fund.

Multiple Levels of Fees and Expenses. The expenses of the Fund (including the payment of its pro rata share of expenses of the Investment Vehicles in which the Fund invests) may be a higher percentage of net assets than found in other investment entities but are similar to investments of this type. The Fund will bear its pro rata share of expenses of any Investment Vehicle in which the Fund invests, including fixed fees and any incentive allocations or other performance compensation. There may be a significant portfolio turnover rate associated with the Fund's investments, particularly if the Money Managers invest on the basis of short-term market considerations. The turnover rate could involve substantial brokerage fees and commissions at the Investment Vehicle level. Moreover, such turnover rate is beyond the control of the Fund. Incentive compensation at the Investment Vehicle level may encourage investments in riskier, more speculative investments.

Duplicative Transaction Costs. Investment decisions of the Investment Vehicles are made by the Money Managers independently of each other. As a result, at any particular time, one Investment Vehicle may be purchasing securities of an issuer whose securities are being sold by another Investment Vehicle. Consequently, the Fund indirectly could incur transaction costs without accomplishing any net investment result.

Inability to Vote or Exercise Control. The Fund may elect to hold non-voting securities in Investment Vehicles or waive the right to vote in respect of an Investment Vehicle. In such cases, the Fund will not be able to vote on matters that require the approval of the interestholders of the Investment Vehicle, including matters adverse to the Fund's interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Investment Vehicle to cause the Fund to control any Investment Vehicle. Applicable securities and banking rules and interpretations may limit the percentage of voting or non-voting securities of any Investment Vehicle that may be held by the Fund.

Inability to Invest in Investment Vehicles. In the event that the Fund is able to make investments in Investment Vehicles only at certain times, the Fund may invest any portion of its assets that is not invested in Investment Vehicles in money market securities or other liquid assets pending investment in the Investment Vehicles. During the time any portion of the Fund's assets is not invested in Investment Vehicles, that portion of the Fund's assets will not be used to pursue the Fund's investment objective. Certain Money Managers with which the Fund would like to invest may not be accepting new or additional investments.

Indemnification of Investment Vehicles. The Fund may agree to indemnify certain of the Investment Vehicles and Money Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of Shares. The Money Managers often have broad limitations on liability and indemnification rights.

Investment Vehicles Organized Outside of United States. Most, if not all, of the Investment Vehicles will be organized outside of the United States. An Investment Vehicle organized outside of the United States may be subject to certain risks not present in an Investment Vehicle organized in the United States. For example, it may be more difficult for the Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent. In addition, there may be potential adverse tax consequences. See "Taxes."

Special Risks of Plan Investments in the Fund

Federal law currently requires certain Plan Participants and certain individual owners of IRAs, who have reached age 70 1/2, to take minimum required annual distributions from the Plan. Due to the illiquidity of the Shares and the limited opportunity, if any, to have their Shares repurchased by the Fund, Plans and IRAs that invest in the Fund may be unable to make such distributions from their Shares at any given time, and may be required to satisfy such distribution requirements by liquidating other Plan or IRA investments. Plan Sponsors should determine the suitability of any initial or subsequent investment in the Fund in light of the illiquidity and possible volatility of the Shares. Any such suitability determination is the sole responsibility of each Shareholder. Accordingly, each Plan Sponsor is urged to seek competent advice regarding the suitability of an investment in the Fund to the Plan Sponsor's specific needs, before making any initial or subsequent investment in the Fund. Each Plan Sponsor should also seek competent advice periodically concerning qualified retirement plan distribution requirements. In addition, as there can be no assurance that a Plan will be able to dispose of Shares on a timely basis or at all, a Plan Sponsor may have difficulty reallocating investments among other Plan options.

Tax and Other Related Considerations

The Fund is designed for tax-exempt investors, as it is anticipated that all or substantially all of the Fund's distributions would be taxed as ordinary income to any Shareholders who would be subject to tax. It is also anticipated that the amount of such distributions in any year could exceed the net appreciation in the value of the Fund's investments in such year.

Existing income tax laws and regulations and interpretations thereof by the courts may be changed or repealed in the future, and the effect of such modifications cannot be predicted. In addition, certain prospective investors may be subject to federal and state laws, rules and regulations which may regulate their participation in the Fund or their engaging directly or indirectly through an investment in the Fund in the investment strategies of the type which the Money Managers may utilize from time to time (e.g., leverage).

Borrowing

The Fund generally intends to borrow money only when necessary to finance repurchases of Shares; however, the Fund is permitted to borrow to purchase portfolio securities, for portfolio management purposes, or to make required distributions to Shareholders as well. To the extent that the Fund borrows money, the value of its net assets will tend to increase or decrease at a greater rate than if no borrowing occurred due to the resultant leverage. If the Fund's investments decline in value, your loss will be magnified if the Fund has borrowed money to make its investments. It is anticipated that such borrowing by the Fund will be on a short-term basis and not substantial.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings in a timely manner, or it may be forced to sell investments at disadvantageous times in order to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continued interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. If the Fund is forced to sell investments to repay borrowings (including borrowings incurred to finance the repurchases of Shares) the Fund's portfolio turnover rate will increase.

Indemnification Obligations of the Fund

The governing documents of the Investment Vehicles may include provisions which would require such Investment Vehicles to indemnify their general partner or investment manager (and certain other related or affiliated parties), if any, and their affiliates, and their respective directors, officers, employees, managers, partners, members, stockholders and agents, for certain claims, losses, damages and expenses arising out of their activities on behalf of such Investment Vehicles or such other related or affiliated parties. Such indemnification obligations, if applicable, could decrease the returns to investors in such Investment Vehicles and, consequently, to Shareholders in the Fund. Furthermore, to the extent that the assets of any Investment Vehicle are insufficient to satisfy such indemnification obligations, the governing documents of an Investment Vehicle may provide that, as a limited partner or a member of such Investment Vehicle, the Fund will be liable therefore to the extent of any previous distributions made to it by such Investment Vehicle. If the Fund is required to return a distribution previously received from one of the Investment Vehicles, and the Fund has already redistributed such funds to the Shareholders, the remaining Shareholders may suffer the entire loss. In addition, the Fund may be required to indemnify the Investment Vehicle and its respective general partner and manager or investment adviser, if any, and such related or affiliated parties for claims, losses, damages and expenses arising out of any breach by the Fund of representations, warranties or agreements made to or with an Investment Vehicle. Similarly, to the extent permitted by applicable law, the Fund may indemnify such Investment Vehicles' manager, members and partners, and their affiliated parties for certain claims, losses, damages and expenses arising out of their activities on behalf of the Fund.

Other Investments

The Fund's assets may be invested in short-term instruments pending investment in the Investment Vehicles. During such periods these short-term investments may produce lower returns for Shareholders than the returns earned by direct investments in investment partnerships and other entities for the same period, and the Fund's assets invested in short-term instruments will not be pursuing the Fund's investment objective.

PRINCIPAL RISK FACTORS OF INVESTMENTS MADE BY MONEY MANAGERS

General

This section discusses the types of investments generally made by the Investment Vehicles in which the Fund invests and the related risk factors with respect to such investments. It is possible that an Investment Vehicle will make an investment that is not described below, which would be subject to its own particular risks. Unless expressly stated otherwise herein, an investor's determination to invest in the Fund should not be based on a belief that the Investment Vehicles will not make a certain type of investment. The impact of a particular risk in an Investment Vehicle will, in turn, have a corresponding impact on the Fund.

The Fund's investment program entails substantial risks. You should expect the value of the Fund's net assets to fluctuate. Due to the types of investments and investment strategies to be used by the Investment Vehicles, fluctuations in the net asset value of the Fund may be more volatile than is typical for most funds. There can be no assurance that the Fund's or the Investment Vehicles' investment objectives will be achieved or that their investment programs will be successful. In particular, each Investment Vehicle's use of leverage, short sales and derivative transactions, and limited diversification can, in certain circumstances, cause the value of an Investment Vehicle's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used, which, in turn, could result in significant losses to the Fund.

All securities investments are subject to the risk of loss of capital. The value of the Fund's net assets will fluctuate based on the fluctuation in the value of the Investment Vehicles in which it invests. To the extent that the portfolio of an Investment Vehicle is concentrated in securities of a single issuer or issuers in a single industry or market sector, the risk of the Fund's investment in that Investment Vehicle is increased.

The investment environment in which the Investment Vehicles invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, and technological and regulatory change. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. You may experience a significant decline in the value of your investment and could lose money. You should consider the Fund a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Short Sales

The investment program of the Money Managers may include short selling. A short sale is a transaction in which an investor sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. When the investor makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The investor may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The investor's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer. Depending on the arrangements the investor makes with the broker-dealer from which it borrowed the securities regarding remittance of any payments received by the investor on such security, the investor may not receive any payments (including interest) on its collateral deposited with the broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the investor replaces the borrowed security, the investor will incur a loss; conversely, if the price declines, the investor will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the investor's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Margin Borrowing

The use of margin borrowing by Money Managers can substantially improve or impair the return on invested capital. Borrowings will usually be from securities brokers and dealers and will typically be secured by the securities and other assets held by the Investment Vehicle. During extreme adverse market conditions, losses of as much as 100% of the invested capital of the Money Manager could be sustained. Under certain circumstances, a broker-dealer may unilaterally demand an increase in the collateral that secures the particular Investment Vehicle's obligations and if the particular Investment Vehicle were unable to provide additional collateral, the broker-dealer could liquidate assets held in the account to satisfy the Investment Vehicle's obligations to the broker-dealer. Liquidation in that manner could have extremely adverse consequences. In addition, the amount of the Investment Vehicle's borrowings and the interest rates on those borrowings, which will fluctuate, will have a significant effect on the Investment Vehicle's return.

Options

The Money Managers may write or purchase options. The writing or purchasing of an option runs the risk of losing the entire investment in such option or of causing significant losses to an Investment Vehicle in a relatively short period of time.

Because option premiums paid or received by an Investment Vehicle will be small in relation to the market value of the investments underlying the options, buying and selling put and call options can result in large amounts of leverage. As a result, the leverage offered by trading in options could cause an Investment Vehicle's asset value to be subject to more frequent and wider fluctuations than would be the case if the Investment Vehicle did not invest in options.

Upon the exercise of a put option written by an Investment Vehicle on securities, the Investment Vehicle may suffer a loss equal to the difference between the price at which an Investment Vehicle is required to purchase the underlying securities and their market value at the time of the option exercise, less the premium received from writing the option. Upon the exercise of a call option on securities written by an Investment Vehicle, the Investment Vehicle may suffer a loss equal to the excess of the market value of the securities at the time of the option's exercise over the Investment Vehicle's acquisition cost of the securities, less the premium received from writing the option.

No assurance can be given that a Money Manager will be able to effect closing transactions at a time when it wishes to do so. If a Money Manager cannot enter into a closing transaction, an Investment Vehicle may be required to hold securities that it might otherwise have sold, in which case it would continue to be at market risk on the securities and could have higher transaction costs, including brokerage commissions, upon the sale of securities.

Arbitrage/Correlation Risk

Money Managers may engage in various types of arbitrage. Arbitrage involves the purchase of an asset and the concurrent sale of that asset in a different market, or the sale of a related asset, in order to capture small price discrepancies between markets or related assets. Arbitrage strategies involving related assets carry the risk that the value of the related assets will not track or affect each other in the manner anticipated by the Money Manager. Arbitrage strategies generally assume the price of related assets will converge to some historic or quantitative relationship, and that price discrepancies from this relationship will disappear. In the event the price discrepancies do not disappear or widen, however, the Investment Vehicle could lose money on an arbitrage trade.

Money Managers may determine that the offer price for a security that is the subject of a tender offer is likely to be increased, either by the original bidder or by another party. In those circumstances, Money Managers may purchase securities above the offer price, thereby exposing Money Managers to an even greater degree of risk.

When such Money Managers determine that it is probable that a transaction will not be consummated, they may sell the securities of the target company short, at times significantly below the announced price for the securities in the transaction. If the transaction (or another transaction, such as a defensive merger or a friendly tender offer) is consummated at the announced price or a higher price, such Money Managers may be forced to cover the short positions in the market at a higher price than the short sale price, with a resulting loss.

The consummation of mergers, exchange offers and cash tender offers can be prevented or delayed by a variety of factors. Offers for tender or exchange offers customarily reserve the right to cancel such offers in a variety of circumstances, including an insufficient response from shareholders of the target company. Even if the defensive activities of a target company or the actions of regulatory authorities fail to defeat an acquisition, they may result in significant delays, during which a Money Manager's capital will be committed to the transaction and interest charges may be incurred on funds borrowed to finance its arbitrage activities in connection with the transaction.

Exchange offers or cash tender offers are often made for less than all of the outstanding securities of an issuer, with the provision that, if a greater number is tendered, securities will be accepted on a pro rata basis. Thus, after the completion of a tender offer, and at a time when the market price of the securities has declined below its cost, a Money Manager may have returned to it, and be forced to sell at a loss, a portion of the securities it had previously tendered.

Money Managers may make certain speculative purchases of securities. Such purchases may include securities of companies that are involved in, or which such Money Managers believe will be involved in, corporate restructurings, that they believe are undervalued because of an extraordinary event, or that are expected to undergo a change in value because of an expected occurrence. Money Managers may also make concentrated investments in securities of companies that may be or may become targets for takeovers. If those Money Managers purchase securities in anticipation of an acquisition attempt or reorganization or with the intention to influence the management and policies of the issuer of the securities, and an acquisition attempt or reorganization does not in fact occur or they are not able to so influence the issuer of the securities, those Money Managers may sell the securities at a material loss.

In most forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, for failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Money Managers of the security in respect of which such distribution was made.

Forward Trading

The Money Managers may invest in forward contracts and options thereon. Such contracts and options, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.

Exchange-Traded Futures Contracts and Options on Futures Contracts

A Money Manager's use of futures contracts and options on futures contracts will present the same types of volatility and leverage risks associated with transactions in derivative instruments generally. In addition, such transactions present a number of risks which might not be associated with the purchase and sale of other types of investment products.

Prior to exercise or expiration, a futures or option position can be terminated only by entering into an offsetting transaction. This requires a liquid secondary market on the exchange on which the original position was established.

A Money Manager's ability to utilize futures or options on futures to hedge its exposure to certain positions or as a surrogate for investments in instruments or markets will depend on the degree of correlation between the value of the instrument or market being hedged, or to which exposure is sought and the value of the futures or option contract. Because the instrument underlying a futures contract or option traded by the Investment Vehicle will often be different from the instrument or market being hedged or to which exposure is sought, the correlation risk could be significant and could result in substantial losses to the Investment Vehicle. The use of futures and options involves the risk that changes in the value of the underlying instrument will not be fully reflected in the value of the futures contract or option.

Interest rate futures contracts are a type of futures contract based on a debt security or inter-bank deposit. Their values rise and fall inversely to changes in interest rates. For example, if Treasury bond yields rise, futures contracts on Treasury bonds will fall in price. There are many kinds of interest rate futures contracts, including those on Treasury bills, notes, and bonds; Government National Mortgage Association ("GNMA") mortgage-backed securities; municipal bonds; and inter-bank deposits such as Eurodollars. There are several risks in connection with the use of interest rate futures contracts. There can be no assurance that an active market will exist for the contract at any particular time. Further, there is no guarantee that the price of the fixed income securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. If the Money Manager has hedged against the possibility of an increase in interest rates adversely affecting the value of the fixed income securities held in its portfolio and rates decrease instead, the Investment Vehicle will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions.

The liquidity of a secondary market in futures contracts and options on futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm, clearing house or exchange or other disruptions of normal trading activity.

Use of Swap Agreements

A Money Manager may use swap agreements. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. Interest rate swaps, for example, do not typically involve the delivery of securities, other underlying assets or principal. Accordingly, the market risk of loss with respect to an interest rate swap is often limited to the amount of interest payments that the Investment Vehicle is contractually obliged to make on a net basis. If the other party to an interest rate swap defaults, the Investment Vehicle's risk of credit loss may be the amount of interest payments that the Fund is contractually obliged to receive on a net basis. However, where swap agreements require one party's payments to be "up-front" and timed differently than the other party's payments (such as is often the case with currency swaps), the entire principal value of the swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Investment Vehicle may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, and has become relatively more liquid, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The investment performance of the Investment Vehicle, however, may be adversely affected by the use of swaps if the Money Manager's forecasts of market values, interest rates or currency exchange rates are inaccurate.

Over-the-Counter Trading

The Money Managers may use derivative instruments. Derivative instruments that may be purchased or sold by the Money Managers are expected to regularly consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Money Manager can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

Hedging Transactions

The Money Managers may utilize a variety of financial instruments such as derivatives, options, interest rate swaps, caps and floors and forward contracts, both for investment purposes and for risk management purposes. Hedging also involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent that the Money Manager's assessment of certain market movement is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. The Money Managers are subject to the risk of failure or default by the counterparty to such a transaction; however, the Money Managers will have contractual remedies pursuant to the agreements related to the transaction (which may or may not be meaningful depending on the financial position of the defaulting counterparty).

Equity Securities

The Money Managers may invest in long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Money Managers also may invest directly in foreign securities or in depositary receipts relating to foreign securities. (See "Foreign Investments" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

The Money Managers may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly-traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly-available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

Fixed-Income Securities

The Money Managers may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation and may also be used for temporary defensive purposes and to maintain liquidity.

Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

Foreign Investments

The Money Managers may invest in securities and other instruments of certain non-U.S. corporations and countries. Investing in the securities of companies (and governments) in certain countries (such as emerging nations or countries with less well-regulated securities markets than the U.S., the U.K. or other European Union countries) involves certain considerations not usually associated with investing in the securities of a U.S. company or the U.S. Government. These considerations include, among other things, political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in a potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and the costs associated with currency conversion; certain government policies that may restrict investment opportunities; and in most cases less effective government regulation than is the case in the U.S.

Restricted and Illiquid Investments

The Money Managers may invest without limitation in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or , if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, a Money Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Money Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Money Manager might obtain a less favorable price than the prevailing price when it decided to sell. Money Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Distressed Credits

The Money Managers may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court's power to disallow, reduce, subordinate, or disenfranchise particular claims.

MANAGER PERFORMANCE HISTORY

Appendix B contains investment performance information for an investment program American Express Asset Management Group, Inc., a subsidiary of the Manager, employs in managing two private investment funds (together, the "Private Funds") that are substantially similar to the Fund's investment program. The investment committee of the Manager primarily responsible for managing the investment portfolio of the Fund also is primarily responsible for managing the investment portfolios of the Private Funds. This performance information does not represent the investment performance of the Fund. The information is provided to illustrate the experience and historic investment results obtained by similar investment programs. It should not be viewed as indicative of the future investment performance of the Fund. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

CONFLICTS OF INTEREST

The Manager and its Affiliates

The Manager and its affiliates (collectively, the "Management Entities") and their officers, directors, partners, members, or employees carry on substantial investment activities for their own accounts and for other registered investment companies, private investment funds, institutions, and individual clients (collectively, "Management Clients"). The Fund has no interest in these activities. The Manager and its officers will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and such other activities.

A Management Entity may determine that an investment opportunity in a particular Investment Vehicle is appropriate for a Management Client or for itself or its officers, directors, partners, members, or employees, but the Manager may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which Management Entities or Management Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Management Entities and any of their respective officers, directors, partners, members, or employees may disadvantage the Fund in certain situations, if among other reasons, the investment activities limit the Fund's ability to invest in a particular investment vehicle or investment. In addition, the Management Entities or Management Clients may have an interest in an account managed by, or enter into relationships with, a Money Manager or its affiliates on terms different than an interest purchased by the Fund.

Money Managers

Conflicts of interest may arise from the fact that the Money Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Money Managers may have financial incentives to favor certain of such accounts over the Investment Vehicles. Any of their proprietary accounts and other customer accounts may compete with the Investment Vehicles for specific trades, or may hold positions opposite to positions maintained on behalf of the Investment Vehicle. The Money Managers may give advice and recommend securities to, or buy or sell securities for, an Investment Vehicle in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Each Money Manager will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Investment Vehicle and accounts under management at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ, the Investment Vehicle, and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Fund or Investment Vehicle, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Investment Vehicle will differ from those of the other managed accounts and the Fund. Accordingly, prospective Shareholders should note that the future performance of an Investment Vehicle and its Money Manager's other accounts will vary.

When a Money Manager determines that it would be appropriate for an Investment Vehicle and one or more of its other accounts to participate in an investment opportunity at the same time, it may attempt to aggregate, place, and allocate orders on a basis that the Money Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Investment Vehicle participate, or participate to the same extent as the Money Manager's other accounts, in all trades.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by a Money Manager for its other accounts. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for an Investment Vehicle or the other accounts, thereby limiting the size of the Investment Vehicle's position; (ii) the difficulty of liquidating an investment for an Investment Vehicle or the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

Each Money Manager and its principals, officers, employees, and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Vehicle. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Money Managers that are the same, different, or made at a different time than positions taken for the Fund.

MANAGEMENT

The Board

The Fund's operations are managed under the direction and oversight of the Board. At least a majority of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees"). See "Trustees and Officers" in the Fund's SAI for the identities of the Board and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding election of the Board and Board membership.

Investment Manager

The Manager, AEFC, has overall responsibility for implementing the investment strategy of the Fund and authority to select the Money Managers with which the Fund invests.

Under the supervision of the Board and pursuant to an investment management services agreement ("Investment Management Agreement"), AEFC, 200 AXP Financial Center, Minneapolis, Minnesota 55474, serves as the Manager to the Fund. The Manager provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Agreement. The Investment Management Agreement may be terminated by the Board or by a vote of the majority of the Shares of the Fund, as defined in the 1940 Act.

AEFC is a Delaware corporation and an investment adviser registered under the Advisers Act. AEFC is a wholly owned subsidiary of American Express Company, a financial services company headquartered in New York City. AEFC and its affiliates serve as investment advisers to other registered and/or private investment companies with similar investment programs. As of _________, 2003, AEFC served as the investment adviser, manager, or sub-adviser to ___ open-end funds, ___ closed-end funds, and other institutional and private accounts. As of _______, 2003, AEFC had approximately $___ assets under management.

The Manager will appoint an investment committee (the "Investment Committee") that is responsible for the day-to-day management of the Fund's investments and is primarily responsible for selecting Money Managers and allocating the Fund's assets among various Investment Vehicles.

Administrator

[Pursuant to an administrative services agreement (the "Administration Agreement"), the Manager also has been appointed to provide administrative services to the Fund. The Administrator or its delegate will provide valuation, corporate secretarial, and registrar services to the Fund. The Administrator or its delegate will also provide services in connection with communicating with investors and other persons with respect to the Fund. The Administration Agreement may generally be terminated at any time without penalty by either the Administrator or the Fund upon 60 days' notice. The Administration Agreement contains limitations on liabilities and indemnities in favor of the Administrator with respect to its performance thereunder, generally in the absence of its willful misfeasance, bad faith, or negligence.]

Custodian

[American Express Trust Company ("Custodian"), whose principal business address is _______, serves as the custodian of the Fund's assets pursuant to a custodian agreement with the Fund, under which the Custodian maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund's securities, maintains the Fund's subscription agreements from investments made in the Investment Vehicles, and makes periodic reports to the Board concerning the Fund's operations. The Custodian is a wholly owned subsidiary of American Express Financial Corporation which, in turn, is a wholly owned subsidiary of American Express Company.]

Transfer Agent

[American Express Client Service Corporation ("AECSC"), whose principal business address is ___________, serves as transfer and shareholder servicing agent pursuant to a transfer agency agreement ("Transfer Agency Agreement"). Pursuant to the terms of the Transfer Agency Agreement, AECSC issues and provides for repurchases of Shares, addresses and mails all communications by the Fund to its record owners, including shareholder reports, distribution notices and proxy materials for any shareholder meetings, maintains shareholder accounts, responds to correspondence from shareholders, and makes periodic reports to the Board concerning the operations of the Fund. AECSC is a wholly owned subsidiary of American Express Financial Corporation which, in turn, is a wholly owned subsidiary of American Express Company.]

FEES AND EXPENSES

Investment Management Fee

The Fund will pay the Manager an investment management fee at an annual rate of 1.15% of the Fund's month-end net assets, before giving effect to any repurchases of Shares by the Fund. The investment management fee will be payable monthly. The investment management fee will be an expense out of the Fund's net assets. Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchases of Shares on the date of calculation.

The Fund will also have to pay its proportionate share of the management fees of Money Managers with which it invests. Such management fees are based upon a percentage of assets under management with respect to each Money Manager and generally can range from a low of one-half percent (0.5%) to a high of three percent (3.0%) per annum, but can be more. These fees will be payable regardless of whether a Money Manager generates a positive return. The Money Managers may also receive performance allocations based upon the performance of assets under their management. Such performance allocations generally range from a low of fifteen percent (15%) and to a high of twenty five percent (25%) per annum, and are generally subject to a "high-water mark" which limits future performance allocations to the amount by which asset performance exceeds prior performance levels achieved.

Administration Fee

The Administrator will receive an administration fee payable [monthly in arrears] by the Fund equal to 0.25% of the Fund's month-end net assets attributable to the Class I Shares and 0.20% of the Fund's month-end net assets attributable to the Class II Shares, respectively, including assets attributable to the Manager and before giving effect to any repurchases of Shares by the Fund (the "Administration Fee"), [subject to an annual minimum fee of $______.] The Administrator will also be entitled to reimbursement of actual reasonable out-of-pocket expenses incurred on behalf of the Fund. A portion of the Administration Fee and related expense reimbursements may also be shared with other persons or entities pursuant to a separate agreement.

Expense Limitation

In the interest of limiting expenses of each Class of the Fund, AEFC has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least one year from the date of commencement of operations of the Fund. AEFC has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of each Class (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited on an annual basis to ____% of the average month-end net assets of the Class I Shares and ___% of the average month-end net assets of the Class II Shares, respectively.

The Fund, with respect to a Class, may at a later date reimburse to AEFC the fees waived or limited and other expenses assumed and paid by AEFC provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Class to exceed the respective percentage limits stated above. Consequently, no reimbursement by the Fund, with respect to a Class, will be made unless (i) the total annual expense ratio of the Class is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which AEFC may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by AEFC and (ii) all other payments previously remitted by AEFC to the Fund with respect to the Class in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund, with respect to the Class, has previously paid to AEFC with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by AEFC to the Fund, with respect to the Class.

Distribution and Service Fees for Class I Shares

[The Fund has adopted a Plan and Agreement of Distribution for the Class I Shares and pursuant to that Plan and Agreement of Distribution, entered into a Distribution Agreement with the Distributor, American Express Financial Advisors Inc. Under the Plan and Agreement of Distribution, the Fund pays a fee to the Distributor at an annual rate of up to 1.00% of the Fund's month-end net assets attributable to the Class I Shares, before giving effect to any repurchases of Class I Shares by the Fund. Under the Plan and Agreement of Distribution, the Fund pays service and distribution fees to the Distributor for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Distributor's expenses for the Fund exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Distributor's service or distribution expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan and Agreement of Distribution will be the Distributor's sole responsibility and not that of the Fund.]

Expenses covered under the Plan and Agreement of Distribution for the Class I Shares include sales commissions; business, employee and financial advisor expenses charged to distribution of Class I Shares; and overhead appropriately allocated to the sale of Class I Shares. These expenses also include costs of providing personal services to Class I Shareholders. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses. The Distributor may enter into related selling group agreements with various broker-dealers. The Distributor or its affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of the Shares or servicing of investors.

Class I Shareholders have exclusive voting rights on the Plan and Agreement of Distribution as it applies to that class. The Distributor or its affiliates also may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of the Shares or servicing of investors.

The Plan and Agreement of Distribution must be approved annually by a vote of the Board, and of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan and Agreement of Distribution or in any agreement related to the Plan and Agreement of Distribution, cast in person at a meeting called for the purpose of voting on the Plan and Agreement of Distribution. At least quarterly, the Board must review written reports concerning the amounts expended under the Plan and Agreement of Distribution and the purposes for which such expenditures were made. The Plan and Agreement of Distribution and any agreement related to it may be terminated at any time by vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan and Agreement of Distribution or in any agreement related to the Plan and Agreement of Distribution, or by vote of a majority of the outstanding voting Shares of the Class I Shares or by the Distributor. The Plan and Agreement of Distribution (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan and Agreement of Distribution may not be amended to increase the amount to be spent for distribution without Shareholder approval, and all material amendments to the Plan and Agreement of Distribution must be approved by a majority of the Board, including a majority of the Independent Trustees who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan and Agreement of Distribution or any agreement related to it. The selection and nomination of Independent Trustees is the responsibility of the other Independent Trustees. No Independent Trustees have any direct or indirect financial interest in the operation of the Plan and Agreement of Distribution or any related agreement.

Because the Fund is a closed-end fund and is not able to rely on the provisions of Rule 12b-1 under the 1940 Act that apply to open-end funds, the Fund will request exemptive relief from the SEC from certain provisions of the 1940 Act to permit the Fund to adopt the Plan and Agreement of Distribution on behalf of the Class I Shares and to make payments under the Plan and Agreement of Distribution to the Distributor. The operation of the Plan and Agreement of Distribution is contingent upon the receipt and continued availability of that exemptive relief from the SEC. As a condition of that relief, the Plan and Agreement of Distribution, with respect to Class I Shares is subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of distribution and service fees.

Distribution Expenses for Class II Shares

Pursuant to a Distribution Agreement with the Fund, the Distributor will pay or cause to be paid all of its expenses incurred in the offering of Class II Shares. The Distributor may enter into related selling group agreements with various broker-dealers. The Distributor or its affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of the Shares or servicing of investors.

Other Expenses of the Fund

Each Class pays its share of all of the Fund's other expenses other than those the Manager, Administrator or other service provider assumes or waives. The expenses of the Fund include, but are not limited to: fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; independent auditors; fees and expenses in connection with repurchase offers and any repurchases of Shares; taxes and governmental fees (including tax preparation fees); custody fees; expenses of printing and filing reports and other documents with government agencies; expenses of printing and distributing prospectuses, reports, notices and proxy material to Shareholders; expenses of Shareholder meetings; Shareholder recordkeeping and Shareholder accounting services, fees, and disbursements; fees and expenses of the Board that the Manager, the Distributor or their affiliates do not employ; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

The Fund's organization and offering expenses are estimated at $_______. These costs will be shared pro rata by Class I and Class II Shareholders. Before a change to the guidelines followed by the American Institute of Certified Public Accountants, the Fund would have been able to amortize the organizational expenses over a 60-month period. Because of that change, however, the organizational expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the Shareholders, an amount equal to the organizational expenses incurred by the Fund will be incurred by each Shareholder of each Class on a pro rata basis as of the relevant date. Shareholders will initially incur these organizational expenses as of the first date on which purchase orders are accepted by the Fund. The offering costs will be deferred until operations begin and thereafter amortized to expense over twelve months on a straight-line basis.

CONTROL PERSONS

Upon the commencement of operations of the Fund, the Manager expects to provide the Fund's initial capital, and will be the sole shareholder of the Fund pending the closing of the initial offering. Shares held by the Manager may constitute more than 25% of the Fund's shares when the Fund's operations commence upon the closing of the initial offering of shares, depending on the aggregate investments made in the Fund by other investors. By virtue of its ownership of more than 25% of the Fund's outstanding shares, the Manager may be deemed to control the Fund and (depending on the value of shares then held by other Shareholders) may be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote.

As of the commencement of the Fund's operations, the Manager was the only person owning of record or beneficially 5% or more of the Fund's outstanding shares.

SHARES OF BENEFICIAL INTEREST

The Fund is authorized to issue an unlimited number of Shares. Shares of the Fund have been divided into two Classes, Class I and Class II Shares. Because the Fund is a closed-end fund and is not able to rely on Rule 18f-3 under the 1940 Act, which applies to open-end funds, the Fund will request exemptive relief from the SEC from certain provisions of the 1940 Act to permit the Fund to offer multiple classes of shares pursuant to a multiple class plan. The Fund's ability to offer multiple classes of shares is contingent upon the receipt of exemptive relief from the SEC.

Class I Shares are not subject to an initial sales charge or contingent deferred sales charge ("CDSC") and have a minimum initial investment of $50,000 and a minimum subsequent investment of $10,000. Class I Shares are subject to a Distribution and Service Fee of 1.00% of the Fund's month-end net assets attributable to Class I Shares. Class II Shares are not subject to an initial sales charge or CDSC and have a minimum initial investment of $1.5 million and a minimum subsequent investment of $100,000. In addition to the difference in the Distribution and/or Service Fees between Class I and Class II Shares, there may be other differences in fees and expenses between the Classes. See "Summary of Fund Expenses" and "Fees and Expenses."

Under the multiple class plan, Shares of each Class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each Class has a different designation; (b) each Class bears any Class-specific expenses allocated to it, such as expenses related to the distribution and/or shareholder servicing of such Class; and (c) each Class has exclusive voting rights on any matter submitted to Shareholders that relates solely to its distribution or service arrangements, and each Class has separate voting rights on any matter submitted to Shareholders in which the interests of one Class differ from the interest of the other Class.

In addition, each Class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, if these expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than the other Class. All other expenses are allocated to each Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.

Shareholders do not have preemptive, subscription, or conversion rights, and are not liable for further calls or assessments. The Board is authorized to classify and reclassify any unissued Shares from time to time by setting or changing the preferences, conversion, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchases of such Shares. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form and Shares may be purchased only through the Distributor or a broker-dealer that has entered into a selling group agreement with the Distributor or its delegate.

Each Share, and each fraction thereof, is entitled to proportionate rights and obligations, including with respect to receipt of dividends and distributions, repurchases of Shares, and termination of the Fund. With respect to voting, however, each dollar of net asset value of a class shall be entitled to one vote as to any matter. The Fund does not intend to hold annual meetings of Shareholders, except when required by applicable law and regulation. Special meetings may be called by the Board or the President of the Fund. Shareholders may call for a special meeting for any purpose deemed necessary or desirable upon the written request of at least a majority of the outstanding Shares entitled to vote. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

In general, unless otherwise required by applicable law, any action requiring a vote of Shareholders shall be effective if taken or authorized by the affirmative vote of a majority of the Shares entitled to be cast of the requisite quorum of thirty-three and one-third percent (331/3%). Any change in the Fund's fundamental policies requires approval of a majority of the votes entitled to be cast in person or by proxy, as defined in the 1940 Act. Shareholders must also approve any amendment to the Fund's Declaration of Trust or Bylaws that would result in a change in their voting rights. Some of the foregoing could have the effect of delaying, deferring, or preventing changes in control of the Fund.

Under the Fund's Declaration of Trust, the Board has the power, without Shareholder approval, unless otherwise required by applicable law, to cause, among other things, the Fund to merge or consolidate with another entity, to reorganize the Fund as another kind of entity, and to liquidate the Fund. The Declaration of Trust also permits the Board to convert the Fund in the future into a master or feeder fund in a master-feeder fund structure without Shareholder approval. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Fund, after payment of all of the liabilities of the Fund, the Shareholders are entitled to share ratably in all the remaining assets of the Fund.

PURCHASE OF SHARES

The Fund initially will offer Class I and Class II Shares. These Classes have different minimum initial and subsequent investments, expenses and fees. The Fund may offer other Classes in the future. See "Shares of Beneficial Interest."

Initial and Continuous Offering

American Express Financial Advisors Inc., 200 AXP Financial Center, Minneapolis, Minnesota 55474, is the principal distributor of the Shares pursuant to a Distribution Agreement between the Fund and the Distributor. The Distributor is offering the Shares during an initial offering period that is scheduled to terminate on or about _______. The Distributor and broker-dealers will offer Shares during the initial offering period at a maximum price of $10.00 per Share during the initial offering period.

Both initial and additional purchases of Shares in the Fund may be accepted from investors at such times as the Board may determine on the terms set forth below. The Board may, in its discretion, suspend the offering of Shares at any time or permit purchases on a more frequent basis. Further, if the Fund is unable to obtain determinations of net asset value from one or more Investment Vehicles in a timely manner, the Fund may suspend its offering of Shares. The Board also reserves the right to reject, in whole or in part, any purchase of Shares in the Fund. After the closing of the initial public offering, initial and subsequent purchases generally will be accepted monthly, and Shares will be offered at their net asset value per Share [next determined after receipt of cleared funds]. See "Valuation." All purchases are subject to the receipt of cleared funds two business days prior to the acceptance date. Generally, the minimum required initial purchase by each investor is $50,000 for Class I Shares and $1.5 million for Class II Shares.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment and will be due at least two business days prior to the proposed acceptance of the purchase, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds.

During the initial and any continuous offering, Shares may be purchased only from selected broker-dealers or through the Distributor. Any continuous offering, if commenced may be discontinued at any time. The Fund will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part.

Pending an investment in the Fund, the proceeds of the initial public offering, as well as any subsequent continuous offering, will be placed in an interest-bearing escrow account by _________, the Fund's escrow agent, pending the closing of such offering. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies.

Methods for Purchasing Shares

To make an investment in the Fund, contact your financial advisor or broker-dealer. Accounts may be opened only through selected broker-dealers or through the Distributor. Customers of the Distributor or of broker-dealers that have entered into selling group agreements with the Distributor or its delegate may open an account and buy Shares by mailing a completed application, including complete wiring information to: ___________________. Cash, checks, travelers checks, third party checks, or money orders will not be accepted. Shares are not available in certificated form.

Generally, the minimum required initial purchase by each investor is $50,000 for Class I Shares or $1.5 million for Class II Shares. Please note that broker-dealers may establish higher minimum investment requirements than the Fund, and may independently charge you transaction fees and additional amounts (which may vary) in return for their services, which will reduce your return.

Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is a tax-exempt Eligible Investor and meets other requirements for investment, and that the investor will not transfer Shares except in the limited circumstances permitted under the Declaration of Trust. An investor's certification must be received by the Distributor, along with its payment, otherwise an investor's order will not be accepted. If the investor's purchase order is rejected, all monies submitted by the investor will be promptly refunded to the investor.

Waivers of Minimum Investment Requirements

The Distributor may, at its discretion, waive minimum investment requirements for the purchase of Shares of the Fund by or on behalf of, among others: (i) purchasers for whom the Distributor or the Manager or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor or the Manager and any affiliates of the Distributor or the Manager; (iii) Trustees and retired Trustees of the Fund (including spouses and children of Trustees and retired Trustees) and any affiliates thereof; (iv) purchasers who use proceeds from an account for which the Distributor or the Manager or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (v) investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients and that charge a fee for their services; (vi) clients of such investment advisers or financial planners described in (v) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and (vii) orders placed on behalf of other investment companies that the Distributor, the Manager, or an affiliated company distributes. To receive a minimum investment waiver in conjunction with any of the above categories, Shareholders must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Notwithstanding any waiver, investors remain subject to the eligibility requirements set forth in this Prospectus.

ELIGIBILITY

Shares of the Fund may only be purchased by tax-exempt investors who are Eligible Investors. Each investor will be required to certify that the Shares purchased are being acquired directly or indirectly by an Eligible Investor. An Eligible Investor in the Fund includes, among other investors: (i) an individual accountholder (including an individual owner investing through an IRA) who has net worth (or joint net worth with the investor's spouse) immediately prior to the time of purchase in excess of $1 million; (ii) an individual accountholder (including an individual owner investing through an IRA) who had income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; (iii) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of employees, if such plan has total assets in excess of $5 million; or (iv) an employee benefit plan within the meaning of ERISA, if the investment decision is made by a plan fiduciary, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has assets in excess of $5 million. Other categories of Eligible Investors applicable to companies and other investors are set forth in the investor certification that each investor must sign in order to invest in the Fund, a form of which appears as Appendix A to this Prospectus.

The Fund is being offered only to tax-exempt investors, including Plans, other tax-exempt institutional investors and accounts, IRAs, and such other persons as the Distributor in its discretion may permit from time to time. Plan Participants should contact the Plan Administrator or the Plan Sponsor for information about the Plan.

Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is an Eligible Investor and meets other requirements for investment, and that the investor will not transfer Shares except in the limited circumstances permitted under the Declaration of Trust. An investor's certification must be received by the Distributor, along with its payment, or the investor's order will not be accepted. If the investor's purchase order is rejected, all monies submitted by the investor will be promptly refunded to the investor. Existing Shareholders who are purchasing additional Shares will be required to meet the Fund's eligibility criteria at the time of each additional purchase. The transfer of Shares to a person who is not eligible to invest in the Fund may be deemed void by the Board, or the Board may in its discretion cause a mandatory redemption of such Shares. See "Transfers of Shares."

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Board, from time to time and in its complete and absolute discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Manager, pursuant to written requests by Shareholders. The repurchase amount is determined by the Board in its complete and absolute discretion, and such repurchase amount may be a portion of the Fund's outstanding Shares. The Fund also may suspend any repurchase offer if, among other events (described more fully below), the Fund is unable to obtain determinations of net asset value from one or more Investment Vehicles in a timely manner.

In determining whether the Fund should offer to repurchase Shares from Shareholders pursuant to written requests, the Board will consider, among other things, the recommendation of the Manager. The Manager expects that it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders as of June 2004, and thereafter, on a semi-annual basis, as of the last business day of [June and December]. In addition, in considering the Manager's recommendation, the Board also will consider the following factors, among others, in making such determination:

  whether any Shareholders have requested that the Fund repurchase Shares;

  the liquidity of the Fund's assets;

  the investment plans and working capital requirements of the Fund;

  the relative economies of scale with respect to the size of the Fund;

  the history of the Fund in repurchasing Shares;

  the economic condition of the securities markets; and

  the anticipated tax consequences of any proposed repurchases of Shares.

The Fund may be dissolved if the Fund has received a valid written request from a Shareholder to tender all of the Shareholder's Shares for repurchase by the Fund and the Shareholder has not been given an opportunity to so tender those Shares within a period of two years after the valid request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). A Shareholder who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period.

The Fund will offer to repurchase Shares pursuant to written requests only on terms that the Board determines to be fair to the Fund and Shareholders. When the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund (the "Repurchase Request Deadline"), and contains other information Shareholders should consider in deciding whether and how to participate in the repurchase opportunity. The Repurchase Request Deadline will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer and the Repurchase Request Deadline may be extended by the Board in its absolute discretion. The Fund will not accept any repurchase request received by it or its designated agent after the Repurchase Request Deadline.

Payment by the Fund upon repurchase of Shares will be made in part or in whole in cash or securities of equivalent value. The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased, or that the Fund has received distributions from Investment Vehicles in the form of securities that are transferable to the Shareholders. The amount due to any Shareholder whose Shares are repurchased will be equal to the net asset value per Share as of the Repurchase Valuation Date (less any applicable early repurchase fee). The Repurchase Valuation Date is the last business day of the semi-annual period in which the Repurchase Request Deadline occurs, which will be approximately 65 days after the Repurchase Request Deadline. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase Valuation Date. Payment by the Fund for Shares accepted by the Fund for repurchase shall be made within 30 days of the Repurchase Valuation Date.

Under these procedures, Shareholders will have to decide whether to request that the Fund repurchase their Shares, without the benefit of having current information regarding the value of Shares on a date proximate to the Repurchase Valuation Date. In addition, there will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. As noted above, Shareholders whose Shares are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase Valuation Date. This period of time is intended, in part, to assist the Fund in paying the amount due to Shareholders on the Payment Date. The Fund's schedule with respect to repurchases of Shares is based on operational considerations and various factors relating to the best interests of Shareholders, including, but not limited to, the intent that the Fund pay Shareholders their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Fund from Investment Vehicles and to minimize the need for the Fund to maintain cash or borrow money to meet repurchase requests. Payments for repurchased Shares may be further delayed under circumstances where the Fund has determined to redeem its shares in Investment Vehicles to make such payments, but has experienced unusual delays in receiving payments from the Investment Vehicles.

The Fund may suspend or postpone a repurchase offer in the complete and absolute discretion of the Board, and only by a vote of a majority of the Board, including a majority of the Independent Trustees. These circumstances may include, among others, the following:

  for any period when it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets, and, including, but not limited to, during periods when the inability to determine the value of the Fund's net assets is due to the inability of the Fund to obtain determinations of net asset value from one or more Investment Vehicles;

  for any other periods that the SEC permits; or

  other unusual circumstances as the Board deems advisable to the Fund and its Shareholders.

If Shareholders request that the Fund repurchase a greater number of Shares than the repurchase offer amount as of the Repurchase Request Deadline, the Fund may, as determined by the Board in its complete and absolute discretion, repurchase an additional number of Shares not to exceed 2% of the Shares outstanding on the Repurchase Request Deadline. If the Board determines not to repurchase more than the repurchase offer amount or if Shareholders request that the Fund repurchase Shares in an amount exceeding the repurchase offer amount plus 2% of the Shares outstanding on the Repurchase Request Deadline, the Fund shall repurchase the Shares pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the number of Shares requested by each Shareholder to be repurchased as of the Repurchase Request Deadline.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings in Investment Vehicles earlier than the Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Manager intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Fund may maintain cash or borrow money to meet repurchase requests, which would increase the Fund's operating expenses and would impact the ability of the Fund to achieve its investment objective.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund's repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of these repurchase procedures is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Funds' compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

An early repurchase fee equal to 1.00% of the value of the Shares repurchased by the Fund will apply if the applicable Repurchase Valuation Date is within one year following the date of a Shareholder's investment in the Fund. If applicable, the early repurchase fee will be deducted before payment of the proceeds of a repurchase. Additionally, the Fund may allocate to Shareholders whose Shares are repurchased withdrawal or similar charges imposed by Investment Vehicles if the Manager determines to withdraw from one or more Investment Vehicles as a result of Shareholder repurchase requests and such charges are imposed on the Fund.

A Shareholder who tenders some but not all of the Shareholder's Shares for repurchase will be required to maintain a minimum account balance of $50,000 for Class I Shares or $1.5 million for Class II Shares, subject to the discretion of the Manager to allow lower minimum balances. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required minimum account balance is maintained, or in the alternative, to allow lower minimum balances.

Mandatory Redemptions of Shares

The Fund may cause a mandatory redemption of Shares of a Shareholder or any person acquiring Shares from or through a Shareholder if the Board or the Manager determines or has reason to believe that, among other things:

  one or more Shares have been transferred, or the Shares have vested in any person, by operation of law as a result of the death, dissolution, bankruptcy, or incompetency of a Shareholder;

  ownership of Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Manager to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

  continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Manager, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences;

  any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

  it would be in the best interests of the Fund, as determined by the Board, for the Fund to cause a mandatory redemption of such Shares.

TRANSFERS OF SHARES

Shares may be transferred only to persons who are eligible to invest in the Fund. See "Eligibility." The transfer of Shares to a person who is not eligible to invest in the Fund may be deemed void by the Board, or the Board in its discretion may cause a mandatory redemption of such Shares. See "Repurchases of Shares--Mandatory Redemptions." Similar to any disposition of Shares in the Fund, there may be adverse tax consequences to a Shareholder as a result of a mandatory redemption. A Shareholder may not transfer any amount that would cause the Shareholder's investment in the Fund to total less than $50,000 for Class I Shares or $1.5 million for Class II Shares.

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Vehicles in whose securities the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that any gains or appreciation in the Fund's investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the DRIP, Shareholders are presumed to have elected to have all income dividends and capital gains distributions automatically reinvested in Shares. Shareholders who affirmatively choose not to participate in the DRIP will receive all income dividends and/or capital gains distributions in cash.

Each Shareholder whose Shares are registered in his or her own name will automatically be a participant under the DRIP, unless such Shareholder specifically elects to receive all dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change his or her election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a broker-dealer or other nominee must contact the broker-dealer or other nominee regarding his or her status under the DRIP, including whether such broker-dealer or other nominee will participate on such Shareholder's behalf.

A Shareholder may elect to:

  reinvest both dividends and capital gain distributions;

  receive dividends in cash and reinvest capital gain distributions; or

  receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date. There is no sales charge or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time.

For more information about the DRIP, please contact the Transfer Agent by writing to _____ or calling _____.

BROKERAGE

It is the policy of the Fund to obtain the best results in connection with executing its portfolio transactions taking into account certain factors as set forth below. The Manager is not expected to execute trades in individual securities for the Fund, and investments in Investment Vehicles will generally be made directly with an Investment Vehicle or its transfer agents. However, the Manager expects that some of the Fund's portfolio transactions may be subject to expenses.

The Fund contemplates that, consistent with the policy of obtaining the best net result, brokerage transactions of the Fund may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. As discussed below, the Investment Vehicles may also conduct brokerage transactions through affiliates of the Manager. Transactions for the Fund will not be effected on a principal basis with the Manager, the Distributor, any of their affiliates, or other affiliates of the Fund (unless permitted under the 1940 Act). However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the sale of securities to or by the Fund, the Manager, the Distributor, or their affiliates may receive compensation not exceeding: (i) the usual and customary broker's commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales. Brokerage transactions effected by the Investment Vehicles with the Manager, the Distributor, or any of their affiliates will not be subject to the limitations imposed by Section 17(e) of the 1940 Act.

The Fund will bear any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Manager seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Manager considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Money Managers will incur transaction expenses in the management of their Investment Vehicles' portfolios, which will decrease the value of the Fund's investment in those Investment Vehicles. In view of the fact that the investment program of certain of the Money Managers may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Vehicles may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Money Managers may not be transparent to the Fund. Each Money Manager is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Manager will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Money Managers. The Manager expects that each Money Manager will generally select broker-dealers to effect transactions on the Investment Vehicle's behalf substantially in the manner set forth below.

Each Money Manager generally will seek reasonably competitive commission rates. However, Money Managers will not necessarily pay the lowest commission available on each transaction and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Investment Vehicles may not be subject to the same regulatory restrictions on principal and agency transactions. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Vehicles.

As with the Fund, Investment Vehicles may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

VALUATION

The Fund will compute the net asset value of each Class as of the last business day of each month. In determining its net asset value, the Fund will value its investments as of such month-end. The net asset value of the Class I and Class II Shares is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Expenses of each class of the Fund, including the Manager's investment management and administrative fees, costs of any borrowings and other expenses and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Vehicles at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Vehicle in accordance with the Investment Vehicle's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Vehicle will represent the amount that the Fund could reasonably expect to receive from an Investment Vehicle if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date. In the event that an Investment Vehicle does not report a net asset value to the Fund on a timely basis, the Fund may suspend the offering of Shares, as well as any pending offer to repurchase Shares, until such time as the Fund is able to obtain information from the Investment Vehicle that the Fund believes to be reliable. See "Purchase of Shares" and "Repurchases of Shares."

Prior to investing in any Investment Vehicle, the Manager will conduct a due diligence review of the valuation methodology utilized by the Investment Vehicle, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Manager reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Manager will review the valuations provided by the Money Managers, neither the Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Money Managers (which are unaudited).

The Fund's valuation procedures require the Manager to consider all relevant information available at the time the Fund values its portfolio. The Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Money Manager does not represent the fair value of the Fund's interests in the Investment Vehicle. Although redemptions of interests in Investment Vehicles are subject to advance notice requirements, Investment Vehicles will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Vehicle would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Vehicle's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Vehicle, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Vehicle. In other cases, as when an Investment Vehicle imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Vehicle interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Vehicle. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Money Managers, upon which the Fund calculates its month-end net asset value and net asset value per Share, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Vehicles are audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Money Managers or revisions to net asset value of an Investment Vehicle adversely affect the Fund's net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value per Share higher than the adjusted amount. Conversely, any increases in the net asset value per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The procedures approved by the Board provide that, where deemed appropriate by the Manager and consistent with the 1940 Act, investments in Investment Vehicles may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Manager are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Manager invests the assets of the Fund in securities or other instruments that are not investments in Investment Vehicles, the Fund will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges or the Nasdaq Stock Market, or the OTC Bulletin Board will be valued at their last sales price (or last quoted sales price with respect to securities traded on the Nasdaq Stock Market) at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the Nasdaq Stock Market for which a last quoted sales price is not readily available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Fund's net asset value that would materially affect the value of the security, the value of such a security will be its fair value. The value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Manager will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Manager believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Manager and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

The Manager or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Manager or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Manager, or Money Managers should prove incorrect. Also, Money Managers will only provide determinations of the net asset value of Investment Vehicles on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

TAXES

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its Shareholders, and is not intended as tax advice or to address a Shareholder's particular circumstances. Investors are urged to consult their tax advisors regarding the tax consequences of investing in the Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund is not designed nor intended for distribution to taxable investors. Shares of the Fund are being offered only to tax-exempt investors. The discussion below relating to the treatment of distributions and repurchases of Shares describes the tax consequences that would arise for any Shareholder subject to tax. Although Shares of the Fund are being offered only to tax-exempt investors, in the event that an investor is, or becomes subject to taxation, the investor should consider the tax consequences of investing in this Fund and consult with their tax advisors as to whether an investment in the Fund would be appropriate.

Taxation of the Fund

The Fund intends to qualify and elect to be treated as a regulated investment company under the Code. As a regulated investment company, the Fund will generally be exempt from federal income taxes on net investment income and capital gains distributed to Shareholders, as long as at least 90% of the Fund's investment income and net short-term capital gains are distributed to Shareholders each year.

The Fund will have to satisfy certain requirements relating to the source of its income and the diversification of its assets in order to qualify as a regulated investment company. To the extent that the Fund invests in Investment Vehicles that are treated as partnerships or other flow-through entities for tax purposes, investments made by such Investment Vehicles could affect the Fund's ability to qualify as a regulated investment company. It may also be difficult to obtain information on specific portfolio investments made by Investment Vehicles and any information provided may not be made on a timely basis. The Fund intends to invest a substantial portion of its assets in foreign corporations, and it intends to closely monitor its investments in partnerships with respect to satisfying the diversification requirements, to the extent that it is able to obtain relevant information from such partnerships. As a result, the Fund intends and expects to qualify as a regulated investment company. However, there can be no assurance that the Fund will be able to qualify as a regulated investment company on a continuing basis. If the Fund fails to so qualify in a particular year, it would be subject to tax on any income or gains that it earns (generally at a maximum rate of 35%) and any Shareholders who are subject to tax would also be taxed on distributions. Failure to qualify as a regulated investment company would therefore substantially reduce any return to all investors.

The Fund may also be subject to an annual excise tax of 4% to the extent that it does not make certain distributions of income and gains during each calendar year. Although it is anticipated that the Fund will make such distributions, it may be difficult to obtain appropriate information from certain Investment Vehicles on a timely basis which may result in payment of some excise tax (and possibly income tax) by the Fund. In addition, the Manager may determine that it would be appropriate for the Fund to pay some portion of the excise tax in light of the potential illiquidity of Fund investments and other factors.

Taxation of Distributions

Any Shareholder who would be subject to tax will generally be taxed on distributions made by the Fund irrespective of whether such distributions are taken in cash or reinvested in additional Shares. Dividends from net investment income and distributions from net short-term capital gain are taxable as ordinary income. Distributions, if any, from the excess of net long-term capital gain over net short-term capital loss are taxable to Shareholders as long-term capital gain, regardless of how long the Shareholder has held the Shares. As discussed below, it is anticipated that all or substantially all of the Fund's distributions would be taxed as ordinary income to any Shareholders who would be subject to tax and that such distributions in any year could exceed any net appreciation in the Fund's investments in such year.

A distribution is treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to Shareholders subject to tax in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Tax Treatment of Share Repurchases

A sale of Shares pursuant to a repurchase offer will generally be treated as a taxable sale of the Shares (for any Shareholder subject to tax). Any Shareholders who are subject to tax should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in a repurchase offer.

Taxation of Interests in Certain Investment Vehicles

The Fund generally intends to invest in Investment Vehicles that are foreign corporations which would generally be classified under the Code as PFICs. In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

In the absence of certain elections that are currently available to the Fund, the Fund itself could be subject to tax on certain distributions from PFICs and sales of shares in PFICs. Under one possible election, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund may elect to mark-to-market its PFIC shares, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses from PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years, with respect to such shares in the same PFIC. This restriction on losses could result in net ordinary income to the Fund in a tax year (with resulting distributions to Shareholders) that exceeds the net appreciation in the value of the Fund's investments in such year. Although the mark-to-market election is currently available to the Fund, the United States Treasury has the authority to issue regulations that could modify, restrict, or even eliminate the Fund's ability to make such an election.

The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income with respect to PFIC shares. As a result, the amount that must be distributed to Shareholders, and which will be taxed (to any Shareholder subject to tax) as ordinary income, may be increased as compared to a fund that did not invest in PFIC shares. Shareholders who are subject to tax should therefore consider whether the Fund is an appropriate investment in light of their own tax situation. In addition, in the absence of the Fund's ability to make the elections described above (which may depend to some extent on the receipt of appropriate information from the PFICs), the Fund itself may be subject to tax with respect to some of its investments in PFICs.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other arrangement subject to ERISA (an "ERISA Plan"), or the Code (a "Qualified Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans or Qualified Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules in ERISA or the Code. Thus, the Manager will not be a fiduciary within the meaning of ERISA or the Code with respect to the assets of any ERISA Plan or Qualified Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan or Qualified Plan's investment in the Fund.

The Board will require an ERISA Plan or Qualified Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan's or Qualified Plan's investments, are aware of and understand the Fund's investment objective, policies, and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan or Qualified Plan, and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA or the Code.

Certain prospective investors may currently maintain relationships with the Manager or one or more Money Managers in which the Fund invests, or with other entities that are affiliated with the Manager or such investment advisers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan or Qualified Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit ERISA Plan or Qualified Plan assets to be used for the benefit of a party in interest and also prohibits a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of the Manager, the Money Managers, and their affiliates; that are duly authorized to make such investment decisions; and that have not relied on any individualized advice or recommendation of the Manager, the Money Manager, and their affiliates, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

GENERAL INFORMATION

Description of the Fund

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was established as a statutory trust under the laws of the State of Delaware on January 24, 2003, and has no operating history. The Fund's office is located at ____________________. The Fund's Prospectus and SAI are available upon request and without charge by writing to the Fund at the address above. The telephone number of the Fund is ____________.

The following table sets forth information about the Shares, as of the date of this Prospectus.

Title of Class	Amount Authorized	Amount Held By Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under Previous Column
Class I Shares	Unlimited	None	__
Class II Shares	Unlimited	None	__

Liquidating Trust

The Board may, at its discretion if determined to be in the best interests of Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Shareholders would bear indirectly.

Financial Reports

Since the Fund has not commenced operations, Financial Highlights are not available at this time.

Shareholder Reports

The Fund anticipates sending to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Any Shareholder may request from the Manager an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month. Such requests may be made by calling ____________.

Fiscal Year

For accounting purposes, the Fund's fiscal year is the 12-month period ending on [March 31]. The 12-month period ending _____________ of each year will be the taxable year of the Fund.

Accountants

The Board has selected __________ as the independent public accountants of the Fund. __________ principal business address is ____________________.

TABLE OF CONTENTS OF SAI

ADDITIONAL INVESTMENT POLICIES
FUNDAMENTAL POLICIES
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND AND RELATED RISKS
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF INVESTMENT VEHICLES AND RELATED RISKS
BOARD MEMBERS AND OFFICERS
LIQUIDITY REQUIREMENTS
CODE OF ETHICS
PERFORMANCE INFORMATION
INVESTMENT MANAGEMENT AND OTHER SERVICES
CONTROL PERSONS
INDEPENDENT AUDITORS
CUSTODIAN AND ADMINISTRATOR
DISTRIBUTOR
SHARES OF BENEFICIAL INTEREST
SUMMARY OF DECLARATION OF TRUST
CALCULATION OF FEES
LEGAL COUNSEL
PORTFOLIO TRANSACTIONS
FINANCIAL STATEMENTS
APPENDIX A: RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

APPENDIX A

Advisory Hedged Opportunity Fund (the "Fund")

Form of Investor Certification

In certifying that I am an "Eligible Investor," I hereby certify that at least one of the following categories describes me at the time that I am applying to purchase Shares:

  A natural person who had an income in excess of $200,000 in each of the two most recent years (or joint income with my spouse in excess of $300,000 in each of those years) and who has a reasonable expectation of reaching the same income level in the current year;

  A natural person who has a net worth (or joint net worth with my spouse) in excess of $1,000,000 (net worth for this purpose means total assets in excess of total liabilities);

  A trustee or executive officer of the Fund, or any employee of the Fund, the Manager, or any affiliate of the Fund or Manager (other than an employee performing solely clerical, secretarial or administrative functions) who has been employed by the Fund, the Manager, or any affiliate of the Fund or the Manager, for at least 12 months; or the spouse, child, sibling or parent of the foregoing individuals if the investment in the Fund is made with the knowledge and at the direction of such individual;

  A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund, and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

  An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; (iv) a Massachusetts or similar business trust; or (v) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

  An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," "savings and loan association," "insurance company," or "small business investment company" (within the meaning of 17 C.F.R. Sec. 230.501(a)) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

  A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

  An investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

  An entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Investment Advisers Act of 1940;

  An insurance company as defined in Section 2(a)(13) of the Securities Act of 1933, as amended ("1933 Act");

  A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

  A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

  An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as defined in Regulation D under the 1933 Act); or

  An entity in which all of the equity owners are "accredited investors" (as defined in Regulation D under the 1933 Act).

[I hereby certify that I am a tax-exempt investor.]

[I hereby acknowledge that I understand the tax consequences of an investment in the Fund.]

[I hereby agree that I will not transfer my Shares of the Fund, except pursuant to the limited circumstances permitted in the Declaration of Trust.]

APPENDIX B

PERFORMANCE INFORMATION

American Express Financial Corporation ("AEFC" or the "Manager") employs an investment program for the Fund that is substantially the same as the investment program that American Express Asset Management Group, Inc. ("AEAM"), a subsidiary of the Manager, employs in managing two private investment funds (each a "Private Fund," together, the "Private Funds"). Due to the types of investors in each Private Fund, one of the Private Funds is organized as an offshore limited liability company and taxed as a corporation ("Offshore Private Fund"), while the other Private Fund is organized as a Delaware limited liability company and taxed as a partnership ("U.S. Private Fund"). The investment committee of the Manager primarily responsible for managing the investment portfolio of the Fund also is primarily responsible for managing the investment portfolios of the Private Funds. The Private Funds are the only non-proprietary, fully invested accounts managed by AEFC or AEAM that have investment programs that are substantially similar to the Fund.

Because of the similarity of investment programs of the Fund and the Private Funds, as a general matter, the Manager will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Manager for the Private Funds. The Manager will evaluate for the Fund and for the Private Funds a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Private Funds at a particular time, including the tax implications of such investment opportunity or strategy. Because these considerations may differ for the Fund and the Private Funds in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Private Funds will differ. See "Conflicts of Interest."

The following table sets forth the performance record of each Private Fund for the periods indicated. It does not reflect the investment performance of the Fund and investors should not consider this performance data as an indication of future performance of the Fund or as a substitute for the Fund's performance. The table should be read in conjunction with the notes thereto. The performance information in the table has not been audited and does not comply with the standards established by the Association of Investment Management and Research (AIMR). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Prospective investors should recognize that there are certain differences between the investment policies of the Fund and each of the Private Funds and that their respective fees and expenses differ. [Future investments will be made under different economic conditions, which will result in different performance results between the Private Funds and the Fund. Also, the performance information is limited and may not reflect performance in different economic cycles.]

In addition, while the Manager expects to employ an investment program for the Fund that is substantially similar to the investment program used by each of the Private Funds, there are certain important differences and limitations that will affect the performance results of the Fund. In particular, you should consider the following:

  The Manager may invest in different Investment Vehicles than each of the Private Funds. In addition, the U.S. Private Fund is organized as a Delaware limited liability company and invests primarily in Investment Vehicles organized to be taxed as partnerships. In contrast, the Fund will invest substantially all of its assets in Investment Vehicles organized as foreign corporations (with limited exceptions), which is similar to the Offshore Private Fund.

   The Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act") and intends to qualify as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986 ("Code"). As a result, the Fund is subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and/or the Code, which are not applicable to the Private Funds. Further, the policies of the Fund may not match exactly with the Private Funds. As such, the performance results of the Private Funds could have been adversely affected by these factors.

   The performance results presented for the Private Funds reflect fees and expenses that are different from the fees and expenses of the Fund. Higher expenses of the Fund would reduce performance. See "Fees and Expenses" and the notes accompanying the table below.

For the above reasons, and others, the performance information is not intended to represent the expected performance of the Fund.

THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING BELOW.

Performance Record of the Private Funds

	Private Funds
	Offshore Private Fund[1]		U.S. Private Fund[1]
Periods	Class A2	Class B3	Class A4	Class B5
2001 (Year)	1.16%	1.32%	1.53%	1.37%
Sept. 2001	-1.06%	-1.01%	-1.05%	-1.09%
Oct. 2001	0.48%	0.52%	0.63%	0.59%
Nov. 2001	1.09%	1.13%	1.30%	1.26%
Dec. 2001	0.65%	0.69%	0.65%	0.61%
2002 (Year)	0.71%	1.22%	0.40%	-0.10%
Jan. 2002	0.50%	0.54%	0.57%	0.53%
Feb. 2002	-0.23%	-0.19%	-0.22%	-0.26%
Mar. 2002	0.66%	0.70%	0.72%	0.68%
Apr. 2002	0.13%	0.17%	0.30%	0.26%
May 2002	0.23%	0.27%	0.25%	0.20%
June 2002	-1.96%	-1.92%	-1.95%	-1.99%
July 2002	-1.18%	-1.14%	-1.19%	-1.23%
Aug. 2002	-0.02%	0.03%	-0.02%	-0.07%
Sept. 2002	0.03%	0.07%	-0.11%	-0.15%
Oct. 2002	-0.08%	-0.04%	0.00%	-0.04%
Nov. 2002	2.10%	2.14%	1.66%	1.62%
Dec. 2002	0.59%	0.63%	0.44%	0.40%

NOTES TO PERFORMANCE INFORMATION

The table above is based on each of the Private Fund's investment performance and is not the investment performance of the Fund. The information contained in the table was prepared based on the following facts and assumptions:

1. Each Private Fund commenced operations on [September 3, 2001], and has a [December 31] fiscal year-end. The information is based on investment returns derived from the Private Funds' audited financial statements from September 3, 2001 through December 31, 2001, and on unaudited financial statements from January 1, 2002 through December 31, 2002. The returns shown above reflect the performance of each of the Private Funds net of fees and expenses, including deduction of an annual fixed management fee, an incentive (or performance) fee or allocation, an administration fee, and brokerage commissions (if any). The performance information does not reflect the payment of any placement fees by investors, or taxes, which, if reflected, would reduce the performance shown. The return is calculated by dividing the end of month account balances by the beginning of the month account balances, for each class of each Private Fund. At all times, assets under management of each of the Private Funds were between $12.5 million and $15 million. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

2. Class A is subject to an annual fixed management fee of 1.50% of month-end net assets, an administration fee of 0.05%, and an incentive fee equal to 10% of the amount, if any, by which the increase in NAV at the end of a performance period exceeds a "Hurdle Rate" of 6% for that Performance Period.

3. Class B is subject to an annual fixed management fee of 1.00% of month-end net assets, an administration fee of 0.05%, and an incentive fee equal to 10% of the amount, if any, by which the increase in NAV at the end of a performance period exceeds a "Hurdle Rate" of 6% for that Performance Period.

4. Class A is subject to an annual fixed management fee of 1.50% of month-end net assets, an administration fee of 0.05%, and an incentive fee equal to 10% of the amount, if any, by which the increase in NAV at the end of a performance period exceeds a "Hurdle Rate" of 6% for that Performance Period.

5. Class B is subject to an annual fixed management fee of 2.00% of month-end net assets, an administration fee of 0.05%, and an incentive fee equal to 10% of the amount, if any, by which the increase in NAV at the end of a performance period exceeds a "Hurdle Rate" of 6% for that Performance Period.

Advisory Hedged Opportunity Fund

[address]

A Closed-End, Non-Diversified,

Management Investment Company

-----------------------------

[1,000]

SHARES OF BENEFICIAL INTEREST

-----------------------------

PROSPECTUS

____________________

MANAGER AND ADMINISTRATOR

American Express Financial Corporation

50611 AXP Financial Center

Minneapolis, MN 55474

PRINCIPAL DISTRIBUTOR

American Express Financial Advisors Inc.

200 AXP Financial Center

Minneapolis, MN 55474

INDEPENDENT AUDITORS __________ LEGAL COUNSEL Dechert LLP
CUSTODIAN American Express Trust Company

Until [date], all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, Dated ___, 2003

STATEMENT OF ADDITIONAL INFORMATION

Advisory Hedged Opportunity Fund

____Class I Shares of Beneficial Interest

____Class II Shares of Beneficial Interest

____________

[phone number]

Shares are sold by American Express Financial Advisors Inc. ("Distributor"), the Fund's principal distributor to clients and customers (including affiliates and correspondents) of American Express Financial Corporation ("AEFC" or "Manager"), the Fund's investment manager, and to clients and customers of other organizations. The Fund's Prospectus, which is dated ___________, 2003, provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Fund at the telephone number listed above [or by contacting ____________, the Fund's administrator (the "Administrator")]. This SAI is not an offer of the Fund for which an investor has not received the Prospectus. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund are included in this SAI.

The date of this SAI and the related Prospectus is ____, 2003.

TABLE OF CONTENTS

ADDITIONAL INVESTMENT POLICIES
FUNDAMENTAL POLICIES
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND AND RELATED RISKS
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF INVESTMENT VEHICLES AND RELATED RISKS
BOARD MEMBERS AND OFFICERS
LIQUIDITY REQUIREMENTS
CODE OF ETHICS
PERFORMANCE INFORMATION
INVESTMENT MANAGEMENT AND OTHER SERVICES
CONTROL PERSONS
INDEPENDENT AUDITORS
CUSTODIAN AND ADMINISTRATOR
DISTRIBUTOR
SHARES OF BENEFICIAL INTEREST
SUMMARY OF DECLARATION OF TRUST
CALCULATION OF FEES
LEGAL COUNSEL
PORTFOLIO TRANSACTIONS
FINANCIAL STATEMENTS
APPENDIX A: RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. The Fund's investment objective is non-fundamental and may be changed by the Board without the vote of a majority of the Fund's outstanding Shares, as defined in the 1940 Act. Notice will be provided to Shareholders of any such change. Certain additional investment information is provided below. The Investment Vehicles in which the Fund invests are not subject to the Fund's investment policies and may have different or contrary investment policies.

Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests.

FUNDAMENTAL POLICIES

The Fund's investment fundamental policies listed below may not be changed without the vote of a majority of the Fund's Shares, which means the lesser of: (i) 67% of the outstanding Shares present at a meeting at which holders of more than 50% of the outstanding Shares are present in person or by proxy; or (ii) more than 50% of the outstanding Shares. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund's fundamental policies, the Fund's management has reserved freedom of action. The Fund may:

  Borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

  Not invest 25% or more of the value of its total assets in the securities of issuers in any single industry, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation. For purposes of this investment restriction, the Investment Vehicles are not considered part of any industry. The Fund may invest in Investment Vehicles that may concentrate their assets in one or more industries.

  Not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  Not purchase or sell real estate, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

  Make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

  Not purchase or sell physical commodities and commodity contracts, except that it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

[As an additional fundamental policy, the Fund may pursue its investment program through one or more subsidiary vehicles. The establishment of such vehicles and the Fund's utilization thereof is wholly within the discretion of the Board.]

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND AND RELATED RISKS

Temporary Defensive Positions. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, securities of money market funds, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the Manager, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets that are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be collateralized fully.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such an event, the Fund may incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, the Fund may be subject to possible delays or restrictions on its ability to dispose of the underlying securities. Repurchase agreements are typically entered into for periods of one week or less. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and is considered a form of borrowing for some purposes. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage that may also increase the volatility of the investment portfolios of the Investment Vehicles.

Illiquid Securities. The Fund may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the 1933 Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act. There is no limit to the percentage of the Fund's net assets that may be invested in illiquid securities. The Board or its delegate may determine that securities issued pursuant to Rule 144A under the 1933 Act are marketable under procedures approved by the Board.

The Fund's investments in the Investment Vehicles are themselves illiquid and subject to substantial restrictions on transfer. The Fund will typically have only limited rights to withdraw its investment in the Investment Vehicles. The illiquidity of these interests may adversely affect the Fund if it sold such interests at an inopportune time.

Foreign Securities. The Fund may invest in direct or indirect investments in foreign securities, including securities of offshore Investment Vehicles. Offshore Investment Vehicles may be subject to special risks as foreign entities or as entities subject to foreign jurisdictions, including risks due to economic, political or regulatory change.

Securities Loans. The Fund may lend securities (which will generally not include Investment Vehicle securities) from its portfolio to broker-dealers, institutional investors, or other persons, pursuant to securities lending agreements. During the period of the loan, the Fund will be entitled to payments of the interest, dividends or other distributions payable on the loaned securities. Additionally, the Fund will retain at least a portion of the interest earned on the investment of the collateral or a fee from the borrower or placing agent. However, the Fund generally will pay certain administrative and custodial fees in connection with each loan. Any loans of securities must be secured by collateral at least equal to 100% of the value of the loaned securities, marked to market on a daily basis. The Fund will generally receive collateral consisting of cash, U.S. government securities, letters of credit and other similar instruments. The Fund may experience a risk of loss if the other party to the transaction breaches the securities lending agreement with the Fund.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk. Subject to applicable regulatory approval, cash collateral may be invested in a money market fund managed by the Manager or one of its affiliates, and the Manager or an affiliate of the Manager may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

 Payment in Kind for Repurchased Shares. The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased, or that the Fund has received distributions from Investment Vehicles in the form of securities that are transferable to the Shareholders. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities (see "Additional Information on Investment Techniques of Investment Vehicles and Related Risks" below) and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Suspension of Offerings. Any offering of Shares may be suspended, in the Board's sole and absolute discretion, to the extent required for purposes of compliance with the securities laws or in response to market conditions in the securities markets or otherwise.

Conversion into a Master-Feeder Fund. Although not currently anticipated, the Board could convert the Fund in the future into a master or feeder fund in a master-feeder fund structure without Shareholder approval. Such a conversion would require certain regulatory approvals. A feeder fund seeks to achieve its investment objective by investing all of its assets in the securities of a single master fund with substantially the same investment objective, strategies and restrictions as the feeder fund. A feeder fund's interest in the portfolio securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio of securities directly. In addition to selling its securities to the feeder fund, the master fund would be able to sell its securities directly to other affiliated and non-affiliated investors and to other feeder funds. The returns experienced by investors in a feeder fund, direct investors in the master fund, and other feeder funds that invest in the master fund may differ. Moreover, redemption or repurchase of the shares of the master fund by direct investors and other feeder funds may alter the master fund's holdings, which could adversely affect the Fund.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF INVESTMENT VEHICLES AND RELATED RISKS

This section provides additional information about types of investments and investment techniques of Investment Vehicles in which the Fund invests. Some or all of the Investment Vehicles may make the investments described in this section. As there is no limit on the types of investments the Investment Vehicles may make, however, this cannot be a comprehensive description. Any decision to invest in this Fund should take into account the possibility that the Investment Vehicles may make virtually any kind of investment, and be subject to related risks, which can be substantial.

Equity Securities. An Investment Vehicle's portfolio may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. An Investment Vehicle also may invest in depositary receipts relating to foreign securities. Some of the specific risks related to investments in foreign securities, depositary receipts relating to foreign securities, or foreign currency transactions are described below in this section under the sub-heading "Foreign Securities" or "Foreign Currency Transactions." Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

An Investment Vehicle may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. These may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

An Investment Vehicle may invest without limitation in restricted securities and other securities that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

 Where registration is required to sell a security, a Money Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Money Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Money Manager might obtain a less favorable price than the prevailing price when it decided to sell. Money Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. Preferred stock generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a specified period of time at a specified price or based on a specified formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Vehicle is called for redemption, the Investment Vehicle will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Any of these actions could have an adverse effect on an Investment Vehicle's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

 Fixed-Income Securities. An Investment Vehicle may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

 An Investment Vehicle may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined to be of comparable quality. Non-investment grade debt securities (commonly referred to as "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. For a description of debt ratings, see Appendix A. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Non-investment grade debt securities generally offer a higher yield than available from investment grade issues, but involve greater risk. The returns of non-investment grade debt securities are also subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and (iv) changes in market liquidity. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

Foreign Securities. An Investment Vehicle may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through ADRs, European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "depositary receipts") in other securities of foreign issuers. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States.

Investment income received by an Investment Vehicle from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Investment Vehicle to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Investment Vehicle's assets to be invested within various countries is not known.

Foreign Currency Transactions. A forward foreign currency exchange contract ("forward currency contract") is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. An Investment Vehicle might typically enter into forward currency contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

An Investment Vehicle may enter into a forward currency contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward currency contract would approximate the value of some or all of the Investment Vehicle's portfolio securities denominated in such foreign currency. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward currency contract, an Investment Vehicle may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Because it is impossible to forecast with absolute precision the market value of securities at the expiration of the forward currency contract, it may be necessary for an Investment Vehicle to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Investment Vehicle is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Investment Vehicle is obligated to deliver. If an Investment Vehicle retains the portfolio security and engages in offsetting transactions, the Investment Vehicle will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Investment Vehicle engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Investment Vehicle entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Investment Vehicle will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Investment Vehicle will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency it has agreed to sell. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but rather establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, they tend to limit any potential gain that might result from an increase in the value of that currency. The cost of currency conversion may adversely affect an Investment Vehicle's returns. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Investment Vehicle at one rate, while offering a lesser rate of exchange should the Investment Vehicle desire to resell that currency to the dealer.

 Short Sales. An Investment Vehicle may attempt to limit its exposure to a possible market decline in the value of its portfolio securities, or take advantage of an anticipated market decline, through short sales of securities that the Investment Vehicle believes possess volatility characteristics similar to those being hedged. In addition, an Investment Vehicle may use short sales for non-hedging purposes to pursue its investment objective. For example, an Investment Vehicle may "short" a security of a company if, in its Money Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Certain Investment Vehicles may consider short selling to be a significant part of their investment strategy.

To effect a short sale, an Investment Vehicle would borrow a security from a brokerage firm to make delivery to the buyer. The Investment Vehicle is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Vehicle, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Investment Vehicle's portfolio, which, in turn, could result in losses to the Fund. A short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

 An Investment Vehicle may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. The Investment Vehicle will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box.

Derivatives. An Investment Vehicle may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. A Money Manager may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by the Investment Vehicle will succeed, or that a particular hedging instrument will be available for use by the Investment Vehicle.

Options and Futures. An Investment Vehicle may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Investment Vehicle's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Vehicle may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Vehicle also may include options on baskets of specific securities.An Investment Vehicle may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Vehicle owns the underlying security. The sale of such an option exposes the Investment Vehicle, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Vehicle's books or with the Investment Vehicle's custodian or prime broker (or similar arrangement) to fulfill the obligation undertaken. The sale of such an option exposes the Investment Vehicle during the term of the option to a decline in price of the underlying security while depriving the Investment Vehicle of the opportunity to invest the segregated assets.

An Investment Vehicle may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Vehicle will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Vehicle would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although the Investment Vehicle would be entitled to exercise the option should it deem it advantageous to do so.

 An Investment Vehicle may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Investment Vehicle might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Vehicle could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Investment Vehicle that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Vehicle to substantial losses, which may result in losses to the Fund.

 Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which an Investment Vehicle may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Investment Vehicle also is subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

 A stock index future obligates an Investment Vehicle to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates an Investment Vehicle to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates an Investment Vehicle to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices. An Investment Vehicle may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Investment Vehicle of options on stock indexes will be subject to its Money Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Rights and Warrants. An Investment Vehicle may invest in common stock rights and warrants believed by the Money Manager to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable an Investment Vehicle to gain exposure to the underlying security with a relatively low capital investment but increases the Investment Vehicle's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Bank Loans and Participations. An Investment Vehicle may invest, directly or through a private investment fund, in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an "over-the-counter" market.

Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. However, in the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, an Investment Vehicle could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any.

Although an Investment Vehicle may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Investment Vehicle's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Investment Vehicle will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by an Investment Vehicle, the Investment Vehicle could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in its net asset value or the amount of its distributions, which may adversely affect the performance of the Fund. An Investment Vehicle may invest in uncollateralized bank loans, which may involve a greater risk of loss.

 The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that an Investment Vehicle's investment is in a bank loan acquired from another lender, the Investment Vehicle may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer's obligation to the Investment Vehicle in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Investment Vehicle may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by an Investment Vehicle may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

Swaps. An Investment Vehicle may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Vehicle had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

Interest Rate Swap. An Investment Vehicle may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. An Investment Vehicle may enter into equity index swaps. Equity index swaps involve the exchange by an Investment Vehicle with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. An Investment Vehicle may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps. An Investment Vehicle may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, an Investment Vehicle would expect to achieve an acceptable degree of correlation between its portfolio investments and their currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its Money Manager is incorrect in its forecasts of market values and currency exchange rates, the Investment Vehicle's performance will be adversely affected. If there is a default by the other party to such a transaction, the Investment Vehicle will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps. An Investment Vehicle may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Vehicle wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Certain swap agreements into which an Investment Vehicle enters may require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Investment Vehicle's current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Vehicle is contractually obligated to make. If the other party to a swap defaults, the Investment Vehicle's risk of loss consists of the net amount of payments that the Investment Vehicle contractually is entitled to receive.

Distressed Credits. An Investment Vehicle may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Vehicle of the security in respect to which such distribution was made.

BOARD MEMBERS AND OFFICERS

The Fund's operations are managed under the direction and oversight of the Board of Trustees ("Board"). Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund's day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Trustees and officers of the Fund also may be trustees/directors and officers of some or all of the other investment companies managed by the Manager or its affiliates (the "Fund Complex"). The table below shows, for each Trustee and executive officer, his or her name, address and age, the position held with the Fund, the length of time served as Trustee or officer of the Fund, the Trustee's or officer's principal occupations during the last five years, number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Interested Trustees

Officers
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

The Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure the Fund's compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts with service providers by receiving reports covering investment performance, shareholder services, marketing, and the Manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several Committees Facilitate its Work

Executive Committee -- Acts for the Board between meetings of the Board. The members of this Committee are _________________.

Audit Committee -- Meets with the Fund's independent public accountants, internal auditors and corporate officers to review financial statements, reports, issues and compliance matters. The Audit Committee Reports significant issues to the Board and makes recommendations to the Independent Trustees regarding the selection of the Fund's independent public accountants. The members of this Committee are _________________.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The members of this Committee are _________________.

Board Effectiveness Committee -- Recommends to the Board the size, structure and composition for the Board; the compensation to be paid to the Independent Trustees; and a process for evaluating the Board's performance. The Committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vitae and be mailed to the Fund at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The members of this Committee are _________________.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the Board regarding actions taken on these contracts during the annual review process. The members of this Committee are _________________. The Fund is newly organized and, therefore, no meetings of the above committees have been held in the current fiscal year. All actions taken by a committee of the Board will be recorded and reported to the full Board at their next meeting following such actions.

Trustees' Holdings

The following table shows the Trustees' ownership of the Fund Shares and of any other funds in the family of investments companies overseen by the Trustees:(1)
Name of Trustee	Dollar Range of Equity Securities in the Fund as of December 31, 2002(2)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies as of December 31, 2002
Independent Trustees

Interested Trustees

(1) The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

(2) No purchases of equity securities in the Fund were being accepted as of December 31, 2002.

Independent Trustee Ownership of Securities

The table below provides information regarding the ownership by each Independent Trustee (and his or her immediate family members) of securities of the Manager or the Distributor, and the ownership of securities in an entity controlling, controlled by or under common control with the Manager or the Distributor (not including registered investment companies), as of December 31, 2002.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class

Compensation for Trustees

The Fund pays each Independent Trustee a fee of ________________. In addition, the Fund reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Fund receive no compensation. During the fiscal year ending March 31, 2004, the Independent Trustees are expected to receive the following compensation:

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM FUND(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES(1)	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT(1)	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO TRUSTEE(1)

___________________________

(1) The Fund has not completed its first full year since its organization. Therefore, the information furnished is an estimated amount for the Fund's fiscal year ending March 31, 2004.

(2) The Fund complex includes ___ investment companies (consisting of ___ portfolios).

LIQUIDITY REQUIREMENTS

The Fund's portfolio is not subject to any minimum liquidity requirement.

CODE OF ETHICS

The Fund, the Manager, and the Distributor each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Manager, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC's website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The Manager's code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The code of ethics prohibits purchases of securities in initial public offerings and requires prior approval for purchases of securities in private placements.

PERFORMANCE INFORMATION

Advertisements and sales literature relating to the Fund and reports to Shareholders may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund's investment performance.

The Fund's performance results will vary from time to time, and past results are not necessarily indicative of future investment results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor's 500, the Russell 2000, or other lesser known indices (including indices of other pooled investment vehicles investing in hedge funds and private equity venture and buyout funds), such as Hedge Fund Research Inc.'s HFRI Equity Hedge Index, or Venture Economics' Private Equity Performance Index. Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager. Under an investment management services agreement ("Investment Management Services Agreement") with the Fund, the Manager, a registered investment adviser, provides supervisory services to the Fund, including supervision of the Fund's investment program. The Manager's address is 200 AXP Financial Center, Minneapolis, Minnesota 55474. The Manager is a wholly owned subsidiary of American Express Company ("American Express"), a financial services company. American Express and its subsidiaries provide travel-related services, financial advisory services, and international banking services worldwide.

[Subject to general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Manager provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Services Agreement.

The Investment Management Services Agreement provides that the Manager (or its delegate) will, subject to the Board's oversight provide investment advice consistent with the Fund's investment objective and policies; buy, retain and sell the Fund's portfolio investments; select brokers or dealers to execute transactions; prepare and make available to the Fund all necessary research and statistical data; maintain or cause to be maintained all required books, records, and reports, and other information not maintained or furnished by another service provider of the Fund; and all other services required in connection with management of the Fund.

Under the Investment Management Services Agreement, the Fund is responsible for expenses, including fees payable to the Manager and to any consultants; taxes; brokerage commissions and charges in connection with the purchase and sale of the Fund's assets; custodian fees and charges; auditing and accounting fees and expenses; costs of insurance relating to the Fund's Trustees, officers and employees; legal fees and expenses; fees paid for the qualification and registration of Shares for sale; filing fees; organizational expenses; and other expenses payable by the Fund properly approved by the Board.

The Manager is responsible for the payment of the compensation and expenses of all Trustees, officers, and executive employees of the Fund affiliated with the Manager and making available, without expense to the Fund, the services of such Trustees, officers, and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses of its Independent Trustees.

The Investment Management Services Agreement further provides that the Manager shall not be liable for any error of judgment or for anything except willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations and duties under such agreement.

The Investment Management Services Agreement remains in effect until 2005, and will continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the Trustees who are not parties to the Investment Management Services Agreement or interested persons of any party to the Investment Management Services Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board or the holders of a majority of the outstanding voting securities of the Fund.

In considering the Investment Management Services Agreement, the Trustees considered several factors they believed, in their own business judgment, to be relevant in reviewing the Investment Management Services Agreement including, but not limited to: __________________. ]

The Investment Management Services Agreement may be terminated at any time without penalty, on not more than 60 days' written notice, by the Fund's Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager. The Investment Management Services Agreement will automatically be terminated in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business will not be deemed to be an assignment for the purposes of the Investment Management Services Agreement.

The Fund will pay an asset based fee to the Manager for its management services at an annual rate of 1.15% of the Fund's month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Fund of Shares. The fee is accrued and paid monthly.

CONTROL PERSONS

As of __________, 2003, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding Shares.

INDEPENDENT AUDITORS

__________, whose principal business address is ______________________________, has been selected as independent auditors for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights.

When available, the Fund will furnish, without charge, a copy of its Annual and Semi-Annual Reports to Shareholders upon request to the Fund. Shareholders may write to the Distributor at 200 AXP Financial Center, Minneapolis, Minnesota 55474, or call _________________.

CUSTODIAN AND ADMINISTRATOR

American Express Trust Company ("Custodian"), whose principal business address is _______, serves as the custodian of the Fund's assets pursuant to a custodial services agreement with the Fund, under which the Custodian maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund's securities, maintains the Fund's subscription agreements from investments made in the Investment Vehicles, and makes periodic reports to the Board concerning the Fund's operations. The Custodian is a wholly owned subsidiary of American Express Company.

Pursuant to an administrative services agreement (the "Administration Agreement"), the Manager also has been appointed to provide administrative services to the Fund. The Administrator or its delegate will provide valuation, corporate secretarial, and registrar services to the Fund. The Administrator or its delegate will also provide services in connection with communicating with investors and other persons with respect to the Fund. In consideration for these services, the Fund will pay the Administrator a fee equal to 0.25% of the Fund's month-end net assets attributable to the Class I Shares and 0.20% of the Fund's month-end net assets attributable to the Class II Shares, respectively, including assets attributable to the Manager and before giving effect to any repurchases of Shares by the Fund, [subject to an annual minimum fee of $______.] A portion of the Administration Fee and related expense reimbursements may also be shared with other persons or entities pursuant to a separate agreement.

The Administration Agreement may generally be terminated at any time without penalty by either the Administrator or the Fund upon 60 days' notice. The Administration Agreement contains limitations on liabilities and indemnities in favor of the Administrator with respect to its performance thereunder, generally in the absence of its willful misfeasance, bad faith, or negligence.

DISTRIBUTOR

The Distributor, American Express Financial Advisors Inc., will act as principal distributor of the Shares during the initial offering and any continuous offering of the Shares following the initial offering pursuant to a Plan and Agreement with respect to the Class I Shares and a Distribution Agreement with respect to the Class II Shares. The Distributor may enter into related selling group agreements with various broker-dealers. The Distributor or its affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of the Shares or servicing of investors.

The Fund has adopted the Plan and Agreement of Distribution for the Class I Shares and pursuant to that Plan and Agreement of Distribution, entered into a Distribution Agreement with the Distributor, American Express Financial Advisors Inc., whose principal address is 200 AXP Financial Center, Minneapolis, Minnesota 55474. Under the Plan and Agreement of Distribution, the Fund pays a fee to the Distributor at a rate equal to 1.00% of the Fund's month-end net assets attributable to the Class I Shares, before giving effect to any repurchases of Class I Shares by the Fund. Under the Plan and Agreement of Distribution, the Fund pays service and distribution fees to the Distributor for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Distributor's expenses for the Fund exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Distributor's service or distribution expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan and Agreement of Distribution will be the Distributor's sole responsibility and not that of the Fund.

Expenses covered under the Plan and Agreement of Distribution for the Class I Shares include sales commissions; business, employee and financial advisor expenses charged to distribution of Class I Shares; and overhead appropriately allocated to the sale of Class I Shares. These expenses also include costs of providing personal services to Class I Shareholders. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

Class I Shareholders have exclusive voting rights on the Plan and Agreement of Distribution as it applies to that class. The Distributor or its affiliates also may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of the Shares or servicing of investors.

The Plan and Agreement of Distribution must be approved annually by a vote of the Board, and of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan and Agreement of Distribution or in any agreement related to the Plan and Agreement of Distribution, cast in person at a meeting called for the purpose of voting on the Plan and Agreement of Distribution. At least quarterly, the Board must review written reports concerning the amounts expended under the Plan and Agreement of Distribution and the purposes for which such expenditures were made. The Plan and Agreement of Distribution and any agreement related to it may be terminated at any time by vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan and Agreement of Distribution or in any agreement related to the Plan and Agreement of Distribution, or by vote of a majority of the outstanding voting shares of the Class I Shares or by the Distributor. The Plan and Agreement of Distribution (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan and Agreement of Distribution may not be amended to increase the amount to be spent for distribution without Shareholder approval, and all material amendments to the Plan and Agreement of Distribution must be approved by a majority of the Board, including a majority of the Independent Trustees who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan and Agreement of Distribution or any agreement related to it. The selection and nomination of Independent Trustees is the responsibility of the other Independent Trustees. No Independent Trustees have any direct or indirect financial interest in the operation of the Plan and Agreement of Distribution or any related agreement.

Because the Fund is a closed-end fund and is not able to rely on the provisions of Rule 12b-1 under the 1940 Act that apply to open-end funds, the Fund will request exemptive relief from the SEC from certain provisions of the 1940 Act to permit the Fund to adopt the Plan and Agreement of Distribution on behalf of the Class I Shares and to make payments under the Plan and Agreement of Distribution to the Distributor. The operation of the Plan and Agreement of Distribution is contingent upon the receipt and continued availability of that exemptive relief from the SEC. As a condition of that relief, the Plan and Agreement of Distribution, with respect to Class I Shares is subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of distribution and service fees.

Pursuant to the Distribution Agreement with the Fund with respect to the Class II Shares, the Distributor will pay or cause to be paid all of its expenses incurred in the offering of Class II Shares. The Distributor may enter into related selling group agreements with various broker-dealers. The Distributor or its affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of the Shares or servicing of investors.

SHARES OF BENEFICIAL INTEREST

The Fund is authorized to issue an unlimited number of Shares. Shares of the Fund have been divided into two Classes, Class I and Class II Shares. Because the Fund is a closed-end fund and is not able to rely on Rule 18f-3 under the 1940 Act, which applies to open-end funds, the Fund will request exemptive relief from the SEC from certain provisions of the 1940 Act to permit the Fund to offer multiple classes of shares pursuant to a multiple class plan. The Fund's ability to offer multiple classes of shares is contingent upon the receipt of exemptive relief from the SEC.

Class I Shares are not subject to an initial sales charge or contingent deferred sales charge ("CDSC") and have a minimum initial investment of $50,000 and a minimum subsequent investment of $10,000, subject to waiver. Class II Shares are not subject to an initial sales charge or CDSC and have a minimum initial investment of $1.5 million and a minimum subsequent investment of $100,000, subject to waiver.

Under the multiple class plan, Shares of each Class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each Class has a different designation; (b) each Class bears any Class-specific expenses allocated to it, such as expenses related to the distribution and/or shareholder servicing of such Class; and (c) each Class has exclusive voting rights on any matter submitted to Shareholders that relates solely to its distribution or service arrangements, and each Class has separate voting rights on any matter submitted to Shareholders in which the interests of one Class differ from the interest of the other Class.

In addition, each Class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, if these expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than the other Class. All other expenses are allocated to each Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.

Shareholders do not have preemptive, subscription, or conversion rights, and are not liable for further calls or assessments. The Board is authorized to classify and reclassify any unissued Shares from time to time by setting or changing the preferences, conversion, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchases of such Shares. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form and Shares may be purchased only through the Distributor or a broker-dealer that has entered into a selling group agreement with the Distributor or its delegate.

Each Share, and each fraction thereof, is entitled to proportionate rights and obligations, including with respect to receipt of dividends and distributions, repurchases of Shares, and termination of the Fund. With respect to voting, however, each dollar of net asset value of a class shall be entitled to one vote as to any matter. The Fund does not intend to hold annual meetings of Shareholders, except when required by applicable law and regulation. Special meetings may be called by the Board or the President of the Fund. Shareholders may call for a special meeting for any purpose deemed necessary or desirable upon the written request of at least a majority of the outstanding Shares entitled to vote. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

In general, unless otherwise required by applicable law, any action requiring a vote of Shareholders shall be effective if taken or authorized by the affirmative vote of a majority of the Shares entitled to be cast of the requisite quorum of thirty-three and one-third percent (33 1/3%). Any change in the Fund's fundamental policies requires approval of a majority of the votes entitled to be cast in person or by proxy, as defined in the 1940 Act. Shareholders must also approve any amendment to the Fund's Declaration of Trust or Bylaws that would result in a change in their voting rights. Some of the foregoing could have the effect of delaying, deferring, or preventing changes in control of the Fund.

Under the Fund's Declaration of Trust, the Board has the power, without Shareholder approval, unless otherwise required by applicable law, to cause, among other things, the Fund to merge or consolidate with another entity, to reorganize the Fund as another kind of entity, and to liquidate the Fund. The Declaration of Trust also permits the Board to convert the Fund in the future into a master or feeder fund in a master-feeder fund structure without Shareholder approval. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Fund, after payment of all of the liabilities of the Fund, the Shareholders are entitled to share ratably in all the remaining assets of the Fund.

SUMMARY OF DECLARATION OF TRUST

The following is a summary description of select provisions of the Declaration of Trust. The description of these items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust filed as an exhibit to the Fund's registration statement.

Liability of Shareholders; Duty of Care. All persons extending credit to, doing business with, contracting with or having or asserting any claims against the Fund or any class thereof or the Trustees shall look only to the assets of the Fund or the applicable Class for payment under any such credit transaction, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable.

Under the Declaration of Trust, there is expressly disclaimed shareholder and Trustee liability for acts and obligations of the Fund or a Class thereof. Nothing in the Declaration of Trust shall, however, protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of such Trustee or officer.

Termination of the Fund. The Fund may be terminated at any time upon the vote of 66 2/3% of the outstanding Shares entitled to vote, voting separately by Class, or by a vote of 66 2/3% of the Trustees upon notice to Shareholders. Upon the termination of the Fund, it will satisfy charges, taxes, expenses and liabilities whether due, accrued, or anticipated by the Trustees. Once the Fund's obligations have been satisfied, the remaining assets will be converted to cash and distributed to Shareholders ratably according to the number of Shares held by the Shareholder at the termination of the Fund.

Voting. Each dollar of net asset value of a class shall be entitled to one vote as to any matter applicable to the Class. Shareholders may vote on the election and removal of Trustees and other matters as required by law, the Declaration of Trust, the Bylaws, any SEC registration statement, or as the Trustees deem necessary or desirable. Except for the exercise of their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

CALCULATION OF FEES

If, consistent with the provisions of the Declaration of Trust and the Fund's currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund's net asset value, such fee will be computed on the basis of the value of the Fund's net assets as last calculated.

LEGAL COUNSEL

Dechert LLP, 1775 I St., N.W., Washington, D.C. 20006-2401, serves as legal counsel to the Fund.

PORTFOLIO TRANSACTIONS

The Fund anticipates that many of its transactions will be effected directly with Investment Vehicles and such transactions may not be subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Investment Vehicles or parties acting on behalf of or at the direction of Investment Vehicles. Portfolio transaction orders may be directed to any broker, including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates, and other affiliates of the Fund.

FINANCIAL STATEMENTS

[To be included.]

APPENDIX A: RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings

AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's corporate bond ratings

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody's commercial paper ratings

Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-Leading market positions in well-established industries;

-High rates of return on funds employed;

-Conservative capitalization structures with moderate reliance on debt and ample asset protection;

-Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

-Well-established access to a range of financial markets and assured sources of alternate liquidity.

PART C:

OTHER INFORMATION

Item 24. Financial Statements and Exhibits
(1)	Financial Statements:
Included in Part A: None
Included in Part B: To be filed by amendment.
(2)	Exhibits
	(a) (1) (a) (2)	Declaration of Trust.[1] Certificate of Trust is filed herein.[1]
	(b)	Bylaws of Registrant.[1]
	(c)	Not applicable.
	(d)	Not applicable.
	(e)	Form of Dividend Reinvestment Plan.[1]
	(f)	Not applicable.
	(g)	Form of Investment Management Services Agreement between American Express Financial Corporation and the Registrant.[1]
	(h)(1)	Form of Distribution Agreement between American Express Financial Advisors Inc. and the Registrant.[1]
	(h)(2) (h)(3)	Form of Dealer Agreement.[1] Form of Agreement and Plan of Distribution.[1]
	(i)	Not applicable.
	(j)	Form of Custodian Agreement.[1]
	(k)(1)	Form of Administrative Services Agreement.[1]
	(k)(2)	Form of Escrow Account Agreement.[1]
	(k)(3)	Form of Transfer Agency Agreement.[1]
	(k)(4)	Form of Multiple Class Plan.[1]
	(l)	Opinion and Consent of Counsel.[1]
	(m)	Not applicable.
	(n)	Consent of Auditors.[1]
	(o)	Not applicable.
	(p)	Form of Purchase Agreement for Initial Capital.[1]
	(q)	Not applicable.
	(r)(1)	Form of Code of Ethics of the Registrant.[1]
	(r)(2)	Form of Code of Ethics of American Express Financial Corporation, the investment manager for the Registrant.[1]
	(r)(3)	Form of Code of Ethics of American Express Financial Advisors Inc., the principal underwriter for the Registrant.[1]

____________________________

1 To be filed by amendment.

Item 25. Marketing Arrangements

See the Distribution Agreement to be filed by amendment.

Item 26. Other Expenses of Issuance and Distribution

All figures are estimates:

Registration Fees	*
Printing Expenses	*
Legal Fees and Expenses	*
National Association of Securities Dealers, Inc. Fees	*
Accounting Fees and Expenses	*
Blue Sky Expenses	*
Total	$ *

* To be filed by amendment

Item 27. Persons Controlled by or Under Common Control With Registrant

Not applicable.

Item 28. Number of Holders of Securities

The Registrant currently has no securities outstanding.

Item 29. Indemnification

Article VII, Section 2 of the Registrant's Declaration of Trust states as follows:

    A Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission, or obligation of the Trust or any Trustee or officer. A Trustee or officer shall not be liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee or officer, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer hereunder.

    Subject to the exceptions and limitations contained in Subsection 2(c) of this Article VII:

      every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

      the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

    No indemnification shall be provided hereunder to a Covered Person:

      who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

      in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

    The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

    Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Subsection 2(a) of this Article may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

    All persons extending credit to, contracting with, or having any claim against the Trust shall look only to the assets of the appropriate Series of the Trust for payment under such credit, contract, or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees, or agents, whether past, present, or future, shall be personally liable therefor.

    Every note, bond, contract, instrument, certificate, or undertaking, and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust, shall conclusively be deemed to have been executed or done only in or with respect to his, her, or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees' discretion, any note, bond, contract, instrument, certificate, or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate, or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officer, or Shareholders individually.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 193 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the American Express Financial Corporation, the Registrant's investment manager ("Investment Manager"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years is included in its application for registration as an investment adviser on Form ADV (File No. 801-14721) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 31. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) the Registrant's Investment Manager and Administrator, (c) the Registrant's custodian, and (d) the Registrant's transfer agent. The address of each is as follows:

  Advisory Hedged Opportunity Fund
  [address]

  American Express Financial Corporation
  200 AXP Financial Center
  Minneapolis, MN 55474

  [American Express Trust Company]
  [address]

  [American Express Client Service Corporation]
  [address]

Item 32. Management Services

Not applicable.

Item 33. Undertakings

1. Not Applicable.

2. Not Applicable.

3. Not Applicable.

4. The Registrant undertakes:

  To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis in the state of Minnesota on the 27th day of January, 2003.

   ADVISORY HEDGED OPPORTUNITY FUND
By: /s/ Stephen W. Roszell Name: Stephen W. Roszell Title: President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following person in the capacities and on the date indicated:

Signature	Title	Date
/s/ Stephen W. Roszell Stephen W. Roszell	President and Principal Executive Officer; Treasurer and Principal Financial Officer and Trustee	January 27, 2003